File No. 811-21163
                                                                       333-96545

    As filed with the Securities and Exchange Commission on November 1, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---

                      Pre-Effective Amendment No. 3               / X /
                                                                   ---

                      Post-Effective Amendment No. __             /___/

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---

                      Amendment No. 3                             / X /
                                                                   ---

                        (Check appropriate box or boxes)


                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                 (formerly Pioneer Principal Preservation Fund)
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.


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                                                                  [PIONEER LOGO]





Pioneer
PROTECTED PRINCIPAL PLUS FUND






                                             CLASS A, CLASS B AND CLASS C SHARES
                                                    Prospectus, November 1, 2002













The fund will offer its shares to the public from November 1, 2002 through December 18, 2002. All monies to purchase shares during the Offering Period must be received no later than December 18, 2002. After December 18, 2002 and until the end of the Guarantee Period, shares will only be issued upon reinvestment of dividends and distributions.














                                        CONTENTS

                                        Basic information about the fund 1
                                        Management 14
                                        Buying, exchanging and selling shares 16
                                        Dividends, capital gains and taxes 32


                                        Neither the Securities and Exchange
                                        Commission nor any state securities
                                        agency has approved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

[text box]
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. [end text box]

[text box]
CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.
[end text box]

BASIC INFORMATION ABOUT THE FUND


OVERVIEW

The fund offers to return to shareholders who maintain their investment for seven years at least the amount invested (net of any initial sales charge and less Extraordinary Expenses as defined below) in the fund plus a minimum annual compounded return on such amount. In order to receive the entire Guaranteed Amount (as defined below) as determined on the business day after the end of the Offering Period, you must maintain your investment and not redeem any shares for seven years and reinvest all dividends and distributions in additional shares of the fund.

The fund also offers the potential of positive equity market based returns in excess of this minimum depending upon the performance of the fund's equity investments. The minimum annual return is 2.0%, in the case of Class A shares, and 1.25% in the case of Class B and Class C shares. The difference in return on the classes of shares reflects the fees under each class' distribution plan. In the case of each class, this return may be reduced by certain Extraordinary Expenses and certain amounts, if any, payable by Pioneer to Main Place Funding, LLC ("Main Place"), an indirect subsidiary of Bank of America Corporation under the Financial Warranty Agreement and not so paid in a timely manner as described below under "Financial Warranty Agreement" (such return as so reduced, the "Guaranteed Amount"). Any redemption of shares or failure to reinvest will reduce your Guaranteed Amount. Your initial Guaranteed Amount is equal to the aggregate value of your shares on the business day after the close of the Offering Period (which amount will be net of any initial sales charge but will include all dividends and distributions reinvested during the Offering Period) plus a minimum annual compounded return on such amount.

The fund seeks to provide the Guaranteed Amount through an investment program that includes a portfolio of equity securities and debt securities, with the allocation between the two types of investments being determined by a formula. The fund has also entered into a Financial Warranty Agreement with Main Place. Under that Agreement, Main Place has agreed to make up any Shortfall (as defined below under "Financial Warranty Agreement") in the event that the fund's assets are insufficient to redeem the fund's shares for the Guaranteed Amount on the Maturity Date (as defined below). In addition, Main Place's obligations under the Financial Warranty Agreement have been guaranteed by Bank of America Corporation. Main Place may terminate the Financial Warranty Agreement in limited circumstances discussed below under "Financial Warranty Agreement," Bank of America Corporation may experience a credit downgrade or Main Place or Bank of America Corporation may become insolvent. In the event that either the Financial Warranty Agreement or the performance guarantee (as described below) is terminated, Pioneer is under no obligation to enter into a new financial warranty agreement, nor is Pioneer under any obligation to pay shareholders for any difference between the then current net asset value and the Guaranteed Amount. Consequently, the fund cannot guarantee that you will receive the Guaranteed Amount on the Maturity Date.

The life of the fund is divided into three phases: an Offering Period, a Guarantee Period and a Post-Guarantee Period.


OFFERING PERIOD. The fund is offering its shares during the Offering Period. The Offering Period is expected to run from November 1, 2002 through December 18, 2002. The fund reserves the right to extend the Offering Period to December 31, 2002. The fund must receive all orders and applications to purchase shares by the end of the Offering Period. During the Offering Period, the fund will invest its assets primarily in money market instruments and short-term debt securities.

During the Guarantee Period, the fund will not accept new subscriptions, except for reinvestment of dividends and distributions. If the fund does not have at least $70 million in net assets at the end of the Offering Period, the fund's board of trustees may, at its option, liquidate the fund and Main Place may terminate the Financial Warranty Agreement. The board of trustees will not continue the fund with less than $70 million in net assets unless Main Place agrees to continue its obligations under the Financial Warranty Agreement. The board of trustees may also elect to liquidate the fund during the Offering Period should the asset allocation model the fund employs indicate that the fund would be predominately invested in debt securities during the Guarantee Period due to unusual market conditions (such as a decline in prevailing interest rates to below historic levels). In the event the fund is liquidated during the Offering Period, Pioneer will rebate or waive any sales charge paid by you in connection with your purchase of fund shares (other than as a result of an exchange from another Pioneer fund), and shareholders will not receive the benefit of the Financial Warranty Agreement.

GUARANTEE PERIOD. The Guarantee Period will run from the second business day after the end of the Offering Period (December 20, 2002) through and including December 21, 2009 or if that day is not a business day, the first business day thereafter (the "Maturity Date"). If you maintain your investment in the fund through the Maturity Date, do not redeem any shares, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Maturity Date for the greater of the aggregate net asset value of your shares or the Guaranteed Amount. A transfer or reregistration of existing shares during the Guarantee Period that does not involve a sale will not interrupt the seven-year period calculated to determine the Guaranteed Amount. The fund never restricts your ability to redeem your shares. However, by taking distributions or dividends in cash instead of reinvesting them, or by redeeming your shares prior to the Maturity Date, you will be reducing or eliminating the benefit of the Financial Warranty Agreement. As a result, shareholders who redeem prior to the Maturity Date will bear the cost of the Financial Warranty Agreement without receiving any corresponding benefit. Shareholders will incur taxes on distributions whether they take payment in cash or reinvest them to purchase additional fund shares.

In the event that the fund incurs certain Extraordinary Expenses or if Pioneer is required to make certain payments to Main Place under the Financial Warranty Agreement and Pioneer fails to do so in a timely manner, your Guaranteed Amount also will be reduced. Extraordinary Expenses means any fund fees and expenses that are not incurred in the ordinary course of the fund's business that result in or increase a Shortfall, except that, if the fund is investing exclusively in a defeasance portfolio, Extraordinary Expenses means any fund fees and expenses incurred in excess of the fund's expense limit whether or not incurred in the ordinary course of the fund's business. The expense limitation does not include certain extraordinary expenses (the cost of defending or prosecuting a claim, or litigation, to which the fund is a party, together with amounts in settlement or indemnification expense incurred by the fund or other non-recurring, non-operating expenses). A defeasance portfolio occurs when Main Place has the right to cause Pioneer to immediately allocate all of the assets of the fund to a fixed income portfolio. Shares of the fund will not be offered during the Guarantee Period, except in connection with the reinvestment of dividends and distributions.

During the Guarantee Period, the fund seeks capital preservation in order to have a net asset value on the Maturity Date at least equal to the Guaranteed Amount. The fund seeks capital appreciation as a secondary objective. During the Guarantee Period, the fund will invest in a combination of debt securities, principally zero coupon U.S. government securities, and equity securities.


FINANCIAL WARRANTY. In the event that the fund's investment program does not produce a return sufficient to ensure that a shareholder can redeem its shares for the Guaranteed Amount on the Maturity Date, the fund has entered into a Financial Warranty Agreement with Main Place pursuant to which Main Place has agreed to make up any shortfall between the Guaranteed Amount on the Maturity Date and the fund's then current net asset value. Bank of America Corporation has unconditionally guaranteed Main Place's obligation to make such payment. In exchange for this protection, the fund pays Main Place a fee at an annual rate of 0.85% of the fund's average daily net assets. The fund's shareholders have no rights or claims against either Main Place under the terms of the Financial Warranty Agreement or Bank of America Corporation under the terms of its performance guarantee (as described below) should either Main Place or Bank of America Corporation fail to fulfill its obligations under the Financial Warranty Agreement or the performance guarantee, respectively. For more information regarding the Financial Warranty Agreement, Main Place and certain risks of this arrangement, see "Principal risks of investing in the fund during the Guarantee Period" on page 5 and "Financial Warranty Agreement" on page 11.

Main Place is an indirect wholly owned subsidiary of Bank of America Corporation. Main Place acquires, holds and manages certain closed-end residential mortgage loans and mortgage-backed securities previously owned by certain affiliates of Bank of America Corporation. Historically, Main Place has issued and sold mortgage-backed bonds and has not been in the business of issuing financial warranties. Each of Main Place and Bank of America Corporation files periodic reports, including financial statements under the Securities Exchange Act of 1934. See "Main Place and Bank of America Corporation." Such reports are available from the Securities and Exchange Commission at the addresses on the back cover of this prospectus. You can also receive a copy of such periodic reports free of charge by calling Pioneer at 1-800-225-6292.

POST-GUARANTEE PERIOD. After the Guarantee Period, you can either redeem all of your shares in the fund at the then current net asset value per share, exchange your shares into a different Pioneer fund within the same share class, or choose to keep your shares invested in the fund during the Post-Guarantee Period. The fund will seek long-term growth of capital during the Post-Guarantee Period, which the fund will seek to achieve primarily through investments in common stocks and other equity securities. If on the Maturity Date, the fund is entitled to a payment under the Financial Warranty Agreement, the trustees may elect after payment of any proceeds under the Financial Warranty Agreement, without shareholder approval, to terminate the fund. The trustees may terminate the fund if they determine that such a termination results in a more favorable tax treatment of the payments under the Financial Warranty Agreement, the fund's investment objective and principal investment strategies during the Post-Guarantee Period are not in the best interest of shareholders given the then current economic climate or that termination of the fund is otherwise in the best interest of shareholders.

GUARANTEE PERIOD INVESTMENT OBJECTIVE

During the Guarantee Period, the fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the Guaranteed Amount. The fund seeks capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES DURING THE GUARANTEE PERIOD
Under normal market conditions, Pioneer will allocate the fund's assets between equity securities and debt securities (primarily zero coupon U.S. government securities).

ASSET ALLOCATION - Pioneer allocates the fund's assets between equity securities and debt securities (primarily zero coupon U.S. government securities) based upon the recommendation of a quantitative model. Pioneer evaluates the relative allocation between equity and debt securities daily and makes any necessary adjustments to the fund's portfolio. The initial allocation cannot be approximated or known with certainty until the end of the Offering Period. The allocation during the Guarantee Period will fluctuate in response to changes in the securities markets. Factors reflected in the asset allocation methodology include, but are not limited to:
o The market value of the fund's assets as compared to the aggregate Guaranteed Amount
o The prevailing level of interest rates
o Equity market volatility
o The length of time remaining until the Maturity Date


Generally the model allocates the fund's assets to zero coupon U.S. government securities with a value on the Maturity Date, together with a discounted value of the fund's other assets, sufficient to fund the Guaranteed Amount, with the remainder of the fund's assets being allocated between equity securities and debt securities based upon the outlook for, and volatility of, the equity markets. Under the model and the terms of the Financial Warranty Agreement, the fund may be required in certain limited circumstances, including a material decline in the value of the fund's assets relative to the Guaranteed Amount or a breach by the fund of its obligations under the Financial Warranty Agreement, to invest all or a substantial portion of its assets in a defeasance portfolio of U.S. government securities and other debt securities (as well as cash and cash equivalents) until the Maturity Date or to invest until the Maturity Date all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests and pay fund expenses). Under the Financial Warranty Agreement, the fund is also required to satisfy certain risk management requirements, which will also restrict the manner in which the fund may invest its assets. The fund's holdings of cash and cash equivalents will generally be limited to an amount necessary to meet anticipated expenses and redemptions and to limit portfolio turnover.

This model may require the fund to have a portfolio turnover rate in excess of 200%.

EQUITY SECURITIES - Pioneer invests the fund's assets in equity securities, primarily of U.S. issuers, including common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights and preferred stocks.

Pioneer uses a value approach to select the fund's investments in equity securities. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:
|X| Favorable expected returns relative to perceived risk
|X| Above average potential for earnings and revenue growth
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales
|X| A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

DEBT SECURITIES - The fund invests primarily in U.S. government securities that are issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, or (iii) only the credit of the issuer. The fund expects that the weighted average duration of the fund's portfolio of U.S. government securities will correspond approximately to the period remaining until the Maturity Date. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. In general, the fund will hold fixed income securities until maturity.

The fund's investments in U.S. government securities will primarily consist of zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. Zero coupon securities also include STRIPS (Separate Trading of Registered Interest and Principal of Securities), which represent either the interest or principal components of outstanding U.S. government securities. The fund does not expect to invest in interest-only STRIPS.

The fund may also invest in corporate bonds with a weighted average credit rating of A+ or higher by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND DURING THE GUARANTEE PERIOD

The principal risks of an investment in the fund include:

o To the extent that you are investing in the fund to achieve equity like returns, the fund may underperform the general equity markets due to its allocation of all or a significant portion of its assets to U.S. government securities. The fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with a greater allocation to equity securities. If the equity markets have positive returns until the Maturity Date, you may achieve a higher return by investing in a mutual fund that invests primarily in equity securities.
o Pioneer will be restricted to some degree under the Financial Warranty Agreement in the investments that Pioneer may select for the fund. These restrictions may seek to ensure preservation of principal or reduce volatility of net asset value, but these restrictions may also limit the upside potential of the fund's investments. Accordingly, the Financial Warranty Agreement could limit the way that Pioneer manages the fund during the Guarantee Period in response to changing market conditions.

o The Financial Warranty Agreement requires Pioneer to make allocation decisions based on an objective formula that limits the fund's maximum equity exposure. This limitation is designed to reduce, but does not eliminate, the risk that the fund's own assets will be insufficient to allow the fund to redeem shares at the Guaranteed Amount. If the fund fails to comply with the maximum equity limits imposed by the formula, in certain cases where Pioneer resigns as the fund's investment adviser, or in certain cases where the management contract with Pioneer is terminated or otherwise fails to comply with certain restrictions in the Financial Warranty Agreement, Main Place may elect to cause the fund to invest all of its assets in a defeasance portfolio of U.S. government securities and other debt securities (as well as cash and cash equivalents) or to invest all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests and pay fund expenses). In certain limited circumstances, Main Place may terminate its obligations under the Financial Warranty Agreement. See "Financial Warranty Agreement."
o If you need access to your money prior to the Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. If you redeem your shares prior to the end of the Guarantee Period, you may lose money on your investment due to market fluctuations. Shareholders who do not reinvest dividends or distributions will bear the cost of the Financial Warranty Agreement without receiving the full benefit of the Guaranteed Amount.
o Because of the financial warranty fee, the expenses of the fund are higher than most other mutual funds. Because the financial warranty fee is an annual operating expense and you will not be able to redeem your shares for the Guaranteed Amount unless you remain a shareholder of the fund until the Maturity Date, you should only consider investing in the fund as an investment option for a period of at least seven years.
o The fund is required to distribute substantially all of its income to shareholders. Shareholders that are subject to tax will incur taxes on such distributions whether they take payment in cash or reinvest them to purchase additional fund shares. However, if you elect to receive dividends or distributions in cash or redeem shares of the fund to pay such tax liability, you will reduce or eliminate the benefits of the Financial Warranty Agreement.

o The financial warranty is an obligation of Main Place, which its parent, Bank of America Corporation, has guaranteed. Consequently, until the Maturity Date, an investment in the fund involves a risk of loss if Bank of America Corporation is placed in receivership or is otherwise unable to pay its obligations, if any, under its guarantee of Main Place's obligations under the Financial Warranty Agreement. If Main Place were to default on its obligations (and Bank of America Corporation were to default on its guarantee of Main Place's obligations under the Financial Warranty Agreement) or terminate the Financial Warranty Agreement, the fund may not be able to redeem a shareholder's shares for the Guaranteed Amount on the Maturity
         Date.
o A shareholder may still lose money on an investment during the Guarantee Period if the parties to the Financial Warranty Agreement fail to perform their respective obligations under the Financial Warranty Agreement.
o The asset allocation process may increase turnover of the fund's assets. A high portfolio turnover rate may result in high transaction costs that are borne by the fund and its shareowners and may increase your tax liability if these transactions result in income or gains.

o Main Place may terminate the Financial Warranty Agreement in limited circumstances, Bank of America Corporation may experience a credit downgrade or Bank of America Corporation or Main Place may become insolvent. In the event that the Financial Warranty Agreement is terminated, Pioneer is under no obligation to enter into a new financial warranty agreement. Consequently, the fund cannot guarantee that you will receive the Guaranteed Amount on the Maturity Date.
o None of Main Place, Bank of America Corporation nor Pioneer has any obligation to pay the Guaranteed Amount if the fund is liquidated during the Guarantee Period and shareholders may lose money on their investment as a result.

INVESTMENT RISKS
The fund's equity investments are subject to the risk that:
o The stock market goes down (this risk may be greater in the short term).
o Value stocks fall out of favor with investors.
o The fund's assets remain undervalued or do not have the potential value originally expected.
o Stocks selected for income do not achieve the same return as securities selected for capital growth.

The fund's investments in fixed income securities are subject to the following risks:
o Interest rates go up causing the value of the fund's portfolio to decline.
o The market value of zero coupon securities or STRIPS may be more volatile than other fixed income securities. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds.
o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

POST-GUARANTEE PERIOD OBJECTIVE
After the Guarantee Period, the fund's investment objective will be long-term growth of capital. As soon as practicable after the Maturity Date, the fund will sell the debt securities in its portfolio that are no longer consistent with its investment policies and purchase equity securities. Even though the fund seeks long-term growth of capital during the Post-Guarantee Period, you could lose money on your investment.

PRINCIPAL INVESTMENT STRATEGIES DURING THE POST-GUARANTEE PERIOD
After the Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above under the equity component of the Guarantee Period.

POST-GUARANTEE PERIOD RISKS

You could lose money on an investment during the Post-Guarantee Period due to market fluctuations. The principal risks of an investment in the fund during the Post-Guarantee Period are expected to be those associated with ordinary investment in equity securities. For a description of those risks, please refer to "Principal risks of investing in the fund during the Guarantee Period - Investment risks" above. For a discussion of additional risks, see "Non-principal investment strategies and related risks" later in this prospectus.

THE FUND'S PERFORMANCE
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

FEES AND EXPENSES
These are the fees and expenses you may pay if you invest in the fund. Other expenses are based on estimated amounts for the current fiscal year.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                          CLASS A           CLASS B           CLASS C
------------------------------------------------------- ----------------- ----------------- -----------------
Total maximum sales charges (loads) consisting of the        5.75%               4%                2%
following sales charges
------------------------------------------------------- ----------------- ----------------- -----------------
Maximum sales charge (load) when you buy shares as a         5.75%              None               1%
percentage of offering price
------------------------------------------------------- ----------------- ----------------- -----------------
Maximum deferred sales charge (load) as a percentage
of offering price or the amount you receive when you         None1               4%                1%
sell shares, whichever is less
------------------------------------------------------- ----------------- ----------------- -----------------
ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets                 CLASS A           CLASS B           CLASS C
------------------------------------------------------- ----------------- ----------------- -----------------
Management Fee2                                              0.70%             0.70%             0.70%
------------------------------------------------------- ----------------- ----------------- -----------------
Distribution and Service (12b-1) Fee                         0.25%             1.00%             1.00%
------------------------------------------------------- ----------------- ----------------- -----------------
Other Expenses3                                              1.24%             1.24%             1.24%
------------------------------------------------------- ----------------- ----------------- -----------------
Total Operating Expenses                                     2.19%             2.94%             2.94%
------------------------------------------------------- ----------------- ----------------- -----------------
Fee Waiver and Expense Limitation4                          (0.09)%           (0.09)%           (0.09)%
------------------------------------------------------- ----------------- ----------------- -----------------
Net Expenses                                                 2.10%             2.85%             2.85%
------------------------------------------------------- ----------------- ----------------- -----------------

  1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."
  2 Because the management fee will vary during the stages of the fund's investment program, the table reflects the highest management fee, which is the fee that will generally be paid during the Guarantee Period and the Post-Guarantee Period. During the Offering Period, the management fee will be 0.25%.

  3 A financial warranty fee at an annual rate of 0.85% of the average daily net assets of the fund payable to Main Place is included in Other Expenses.
  4 Pioneer has contractually agreed that until the Maturity Date, Pioneer will not impose all or a portion of its management fee and, if necessary, will limit other ordinary operating expenses to the extent required to reduce fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This arrangement does not include certain extraordinary expenses (the cost of defending or prosecuting a claim, or litigation, to which the fund is a party, together with amounts in settlement or indemnification expense incurred by the fund or other non-recurring, non-operating expenses). Generally, Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio is less than the expense limitation. Each class will reimburse Pioneer no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.

EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's expense limitation agreement with Pioneer is in place until the Maturity Date and (e) net operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                  IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
          --------------------------------------------------------------------------------
                                 NUMBER OF YEARS YOU OWN YOUR SHARES
          --------------------------------------------------------------------------------
                 1        3                           1        3
------------------------------------------------------------------------------------------
Class A       $776   $1,195                        $776   $1,195
...........................................................................................
Class B        688    1,183                         288      883
...........................................................................................
Class C        484      974                         385      974
------------------------------------------------------------------------------------------

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

As discussed above, the fund invests primarily in equity securities and debt securities (primarily zero coupon U.S. government securities).


This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to the extent permitted by the Financial Warranty Agreement to achieve the fund's goal during the Guarantee Period and the Post-Guarantee Period. During the Offering Period, the fund will invest primarily in money market instruments and short-term debt securities. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

EQUITY INVESTMENTS OTHER THAN U.S. ISSUERS
The fund may invest up to 10% of its total assets in equity securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
|X| Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
|X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political and social developments may adversely affect the securities markets
|X| Withholding and other non-U.S. taxes may decrease the fund's return

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

ADDITIONAL INVESTMENTS DURING THE POST-GUARANTEE PERIOD

After the end of the Guarantee Period, the fund will invest its assets primarily in equity securities. The fund may invest the balance of its assets in debt securities of U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective, to diversify the fund's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors, which could contribute to a decline in the market value of debt securities in the fund's portfolio, include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


DERIVATIVES
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:
|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


FINANCIAL WARRANTY AGREEMENT

The fund seeks to provide investors with the potential for capital appreciation in rising equity markets and a hedge against a falling equity marketplace. The fund has structured its investment program so that if you purchase shares of the fund during the Offering Period, reinvest all dividends and distributions in additional fund shares and continue to hold all shares owned by you until the Maturity Date, the aggregate net asset value of the shares held by you on the Maturity Date will not be less than the Guaranteed Amount. The Guaranteed Amount is equal to the aggregate value of your shares on the day after the close of the Offering Period (which amount will be net of any initial sales charge but will include all dividends and distributions reinvested during the Offering Period) plus a minimum annual compounded return on such amount. The minimum annual return is 2.0%, in the case of Class A shares, and 1.25% in the case of Class B and Class C shares. The difference in return on the classes of shares reflects the fees under each class' distribution plan. This amount (less Extraordinary Expenses and certain payments that Pioneer is required to make to Main Place under the Financial Warranty Agreement, if Pioneer fails to timely make such payments) is referred to as the Guaranteed Amount. Pioneer is only required to make such a payment to Main Place if Pioneer engages in any activity which constitutes gross negligence, recklessness, bad faith or willful misconduct ("Adviser Conduct") that results directly or indirectly in the net assets of the fund being less than the present value of the Guaranteed Amount (a "Shortfall") or an increase in an existing Shortfall. Pioneer is required to pay to Main Place the difference, if negative, between (a) the fund's actual net asset value and (b) the hypothetical net asset value of the fund adjusted to eliminate the effect of the Adviser Conduct. Pioneer is also required to make such payment if it is required to invest all of the fund's assets in a defeasance portfolio and fails to do so in accordance with the terms of the Financial Warranty Agreement and such failure results in a Shortfall or increases an existing Shortfall. The expenses, other than sales charges and Extraordinary Expenses, disclosed in the fee table are not deducted from the Guaranteed Amount. If the aggregate net asset value of your shares on the Maturity Date is less than the Guaranteed Amount, you can redeem all of your shares on the Maturity Date for an amount equal to the Guaranteed Amount, regardless of what the net asset value of such shares on the Maturity Date would be without giving effect to any payments made under the Financial Warranty Agreement. If you do not redeem Class B or Class C shares prior to the Maturity Date, no contingent deferred sales charge will be deducted upon redemption. For example, if you invest $10,000 in Class A shares, your net investment after sales charges would be $9,425. With a compounded annual return of 2%, at the end of the seven-year Guarantee Period (and assuming that you reinvest dividends and distributions and do not redeem any shares), the aggregate value of your shares on the Maturity Date will be the greater of (i) the net asset value as of the close of the New York Stock Exchange on the Maturity Date or (ii) $10,826. If the aggregate net asset value of the shares on the Maturity Date is equal to or greater than the Guaranteed Amount, Main Place will not be obligated to make any payment under the Financial Warranty Agreement and the Financial Warranty Agreement will no longer apply; therefore, if you choose to redeem your shares, the fund will only redeem your shares at the then current net asset value and the fund will operate as a mutual fund seeking capital appreciation.

Your Guaranteed Amount will be reduced if any of the following occurs:
o If you redeem any shares (including through an exchange into another Pioneer fund), your Guaranteed Amount will be reduced. Such reduction will be in the same proportion as the shares that you redeem is to the total number of shares you hold at the time of redemption. The redemption proceeds per share will be the net asset value on the date of redemption, less any applicable sales charge, which amount may be less than your Guaranteed Amount with respect to those shares or the amount per share that you invested in the fund. Consequently, while the fund redeems its shares on each business day at the then current net asset value, less any applicable sales charge, the fund may not be an appropriate investment for you if you expect to redeem your interest in the fund prior to the Maturity Date or may need to do so to pay anticipated expenses.
o If you elect to receive dividends or distributions from the fund, if any, in cash, your Guaranteed Amount will be reduced as if you had reinvested such dividend or distribution in additional shares and then redeemed those shares. Consequently, while the fund permits you to elect to receive dividends and/or distributions in cash, the fund does not recommend that you exercise such option.

o If the fund incurs Extraordinary Expenses or if Pioneer is required to make certain payments to Main Place under the Financial Warranty Agreement and fails to do so in a timely manner, your pro-rata share of those Extraordinary Expenses or such payment will reduce your Guaranteed Amount.

EXAMPLE
Assume you invest (after deducting the sales load) $20,000.00 in Class A shares when the NAV is $10.00 per share. You will have 2,000 shares in your account. Amounts in the following examples have been rounded to the nearest penny. The Guaranteed Amounts and the Guaranteed Amounts per Share assume that the return on the fund does not exceed the minimum return.


Assume further (just for this example) that the end of the Offering Period is December 18, 2002 and the NAV for Class A shares remains stable at $10.00 per share and additional income of $50.00 has been earned on your account, resulting in a distribution of five additional shares. Your Guaranteed Amount would be based on the account value determined as of the close of business on December 19, 2002. Using our example:

Shares you own on December 19, 2002: 2,000
Plus additional shares distributed: 5
Total shares: 2,005
NAV per share of Class A shares on December 19, 2002: $10.00
Total NAV on inception date: $20,050
Total Guaranteed Amount: $23,031.13
Guaranteed Amount per Share: $11.49

As long as you make no redemptions prior to the Maturity Date and reinvest all dividends and distributions, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced to the extent the fund incurs Extraordinary Expenses or if Pioneer is required to make certain payments to Main Place under the Financial Warranty Agreement and fails to do so in a timely manner.

Redemptions of shares (including through exchanges for shares of another
Pioneer fund) during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. Your Guaranteed Amount will be reduced to an amount equal to the Guaranteed Amount immediately prior to such redemption minus the product of the aggregate Guaranteed Amount per Share multiplied by the number of shares redeemed. Redemptions made from the fund prior to the Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For Class B and Class C shareholders, redemptions made prior to the Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guaranteed Amount).

If you elect to receive dividends or distributions from the fund, if any, in cash, your Guaranteed Amount will be reduced as if you had reinvested such dividend or distribution in additional shares and then redeemed those shares.


EXAMPLE
Assume you are a Class A shareholder and you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each payment date. Although the Guaranteed Amount does not change as a result of the dividend or distribution, your Guaranteed Amount per Share will decrease because of the increase in the number of shares you own in the fund.


Using our example, assume it is now December 31, 2003 and the fund declares a dividend of $1.00 per share. Also, assume (just for this example) that the Class A NAV is $9.00 per share at the end of the day on December 31, 2003 after the declaration of the dividend. To recalculate your Guaranteed Amount per Share:


1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 2,005 shares by $1.00 per share to arrive at $2,005.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $2,005 divided by $9.00 works out to 222.78 additional shares.

3. Adjust your account for your additional shares. Add 2,005 and 222.78 to arrive at your new share balance of 2,227.78.

4. Determine your new Guaranteed Amount on a per share basis. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $23,031.13 by 2,227.78 shares to arrive at the new Guaranteed Amount on a per share basis of $10.34.

5. Your Guaranteed Amount would still equal $23,031.13.


This calculation is repeated every time the fund declares a dividend or distribution. Although shareholders can perform this calculation themselves, the fund will recalculate the Guaranteed Amount for each class of shares whenever the fund declares a dividend. Shareholders will be provided with information regarding the new Guaranteed Amount per Share. Absent manifest error, the fund's calculation of a shareholder's Guaranteed Amount shall be controlling.

If you then redeemed 500 of those Class A shares on January 1, 2004 at $9.00 per share, the shares would be redeemed at net asset value per share irrespective of the Guaranteed Amount. Your Guaranteed Amount would be reduced by an amount equal to the Guaranteed Amount per Share at the time of redemption times the number of shares redeemed (in our example, $23,031.13 - ($10.34 x 500 shares or $5,170.00), leaving you with a new Guaranteed Amount of $17,861.13).

The fund has entered into a Financial Warranty Agreement with Main Place, the material terms of which are described below, to protect against the fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The fund and not the fund's shareholders is the holder of the financial warranty, but the arrangement will enable the fund, assuming that the fund complies with the conditions imposed under the Financial Warranty Agreement, and that Main Place does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount. The fund's shareholders have no rights or claims against Main Place under the terms of the Financial Warranty Agreement should Main Place fail to fulfill its obligations under the Financial Warranty Agreement. Main Place will be required to fund the amount of any Shortfall on the Maturity Date (subject to the terms of the Financial Warranty Agreement), whether or not shareholders redeem their shares on the Maturity Date. By entering into the Financial Warranty Agreement, Main Place is agreeing to pay to the fund the amount, if any, by which the Guaranteed Amount exceeds the fund's net assets on the Maturity Date, including if the fund breaches prior to the Maturity Date an investment parameter or any other condition under the Financial Warranty Agreement which does not constitute a termination event. Main Place's obligations may not be terminated except in the limited circumstances discussed below.

Amounts payable by Main Place pursuant to the Financial Warranty Agreement will be allocated relative to the Shortfall, if any, attributable to each share, in each case measuring Shortfall with respect to the Guaranteed Amount attributable to such share. This allocation will be determined without regard to the class of shares held. Main Place may terminate its obligations under the Financial Warranty Agreement if (1) Pioneer no longer acts as investment adviser to the fund and the successor adviser does not assume Pioneer's obligations under the Financial Warranty Agreement, or a successor adviser is not appointed prior to the termination or the fund's board of trustees appoints a successor adviser without first consulting with Main Place, and, subject to its fiduciary obligations, considering certain factors, or (2) the fund retains a new custodian which is not able to comply with certain terms of the Financial Warranty Agreement or does not agree to be bound by the service agreement among the fund, Pioneer, the custodian and Main Place or amends the agreement with the custodian so the custodian is no longer subject to such terms, in each case without the prior written consent of Main Place. If the fund fails to comply with the maximum equity limits imposed by the formula, Pioneer resigns as investment adviser, in certain cases where the management contract with Pioneer is terminated or the fund otherwise fails to comply with the Financial Warranty Agreement, Main Place may elect to cause the fund to invest all of its assets in a defeasance portfolio of U.S. government securities and other debt securities (as well as cash and cash equivalents) until the Maturity Date or to invest all of the fund's assets in a defeasance portfolio consisting of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemptions and pay fund expenses). Under the terms of the Financial Warranty Agreement, the fund is generally afforded an opportunity to cure breaches. Pioneer has put in place compliance procedures designed to prevent the fund from failing to comply with the provisions of the Financial Warranty Agreement. Pioneer will regularly review and, if appropriate, modify these compliance procedures. However, Pioneer is not guaranteeing the adequacy of such compliance procedures. In addition, Main Place (or its affiliate) may monitor the fund's compliance with the Financial Warranty Agreement solely to protect the interests of Main Place and not the fund's shareholders. In monitoring the fund's compliance, Main Place (or its affiliate) will rely predominantly on information provided by the fund, Pioneer and the fund's custodian.

The fund's board of trustees and Pioneer may amend the terms of the Financial Warranty Agreement at any time without shareholder approval, subject to the agreement of Main Place. The fund will not modify the Financial Warranty Agreement in a manner that increases the fee payable to Main Place or reduces Main Place's obligation to pay the Guaranteed Amount without shareholder approval. The fund will pay Main Place a fee at the annual rate of 0.85% of the fund's average daily net assets during the Guarantee Period for providing the financial warranty. In the event of a default by Main Place under the Financial Warranty Agreement or a default by Bank of America Corporation under the performance guarantee, Pioneer is under no obligation to pay shareholders for any difference between the then current net asset value and the Guaranteed Amount. In the event of such a default, the Board of Trustees of the fund would determine whether to seek to enforce the fund's rights under the Financial Warranty Agreement or the performance guarantee, respectively, or to enter into a new financial warranty agreement or performance guarantee with other third parties.

MAIN PLACE AND BANK OF AMERICA CORPORATION
Bank of America Corporation is a Delaware Corporation. Through its banking and nonbanking subsidiaries, Bank of America Corporation provides a diverse range of financial services and products throughout the U.S. and in selected international markets.

Main Place, a Delaware limited liability company, is an indirect wholly owned subsidiary of Bank of America Corporation. Main Place acquires, holds and manages certain closed-end residential mortgage loans and mortgage-backed securities previously owned by certain affiliates of Bank of America Corporation. Historically, Main Place has issued and sold mortgage-backed bonds, none of which are currently outstanding. Bank of America Corporation has previously issued guarantees of its subsidiaries' obligations. Each of Main Place and Bank of America Corporation files periodic reports, including financial statements under the Securities Exchange Act of 1934. Bank of America Corporation was assigned a rating by Standard & Poor's of A+ and by Moody's of Aa2 as of October 29, 2002. These ratings represent Standard & Poor's and Moody's opinions as to the quality of the rated security. Ratings are relative and subjective and are not an absolute standard of quality. The ratings assigned by Standard & Poor's and Moody's do not reflect an assessment of the credit quality of Bank of America Corporation by Pioneer or the fund. For an explanation of Standard & Poor's or Moody's ratings, see the statement of additional information.

Main Place and Bank of America Corporation have not participated in the organization of the fund and make no representation regarding the fund's shares or the advisability of investing in the fund's shares and make no representation regarding and have not participated in the preparation of this prospectus, except that Main Place and Bank of America Corporation authorized the incorporation by reference of the financial statements included in Bank of America Corporation's and Main Place's Forms 10-K and 10-Q into the fund's registration statement.

PERFORMANCE GUARANTEE. Bank of America Corporation has entered into a performance guarantee, the material terms of which are described herein. Under the performance guarantee, Main Place's obligations under the Financial Warranty Agreement have been unconditionally guaranteed by Bank of America Corporation. Bank of America Corporation's performance guarantee is not an obligation of or guaranteed by Bank of America, N.A., or any other bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Management


PIONEER, THE FUND'S INVESTMENT ADVISER, selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2002, assets under management were approximately $99 billion worldwide, including over $19 billion in assets under management by Pioneer.

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that would permit Pioneer, subject to the approval of the fund's board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. Currently, Pioneer does not intend to use a subadviser in connection with the fund, but will be able to do so in the future with the approval of the fund's trustees.

PORTFOLIO MANAGER DURING THE GUARANTEE PERIOD

EQUITY SECURITIES - Day-to-day management of the fund's portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

DEBT SECURITIES - Day-to-day management of the fund's portfolio of debt securities is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and a senior vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst in 1979.

MANAGEMENT FEE

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. During the Offering Period, Pioneer's annual fee is equal to 0.25% of the fund's average daily net assets. During the Guarantee Period and the Post-Guarantee Period, Pioneer's annual fee is equal to 0.70% of the fund's average daily net assets. The fee is normally computed daily and paid monthly. If the fund is required by the terms of the Financial Warranty Agreement to invest solely in a defeasance portfolio of U.S. government securities and other debt securities (as well as cash and cash equivalents) or in a defeasance portfolio consisting of U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemptions and pay fund expenses), Pioneer's fee will be reduced to 0.20% of average daily net assets.


DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer
Investment Management Shareowner Services, Inc. is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


BUYING, EXCHANGING AND SELLING SHARES


SHARES OF THE FUND MAY BE PURCHASED (INCLUDING THROUGH AN EXCHANGE) ONLY DURING THE OFFERING AND POST-GUARANTEE PERIODS.

NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Because Main Place's obligations under the Financial Warranty Agreement are contingent upon the value of the fund's net assets on the Maturity Date, the Financial Warranty Agreement will not affect the fund's net asset value on any day other than the Maturity Date.

You buy or sell shares at the share price. When you buy Class A or Class C shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

CHOOSING A CLASS OF SHARES

The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
|X| How long you expect to own the shares
|X| The expenses paid by each class
|X| Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS
The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

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SHARE PRICE
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
[end text box]

COMPARING CLASSES OF SHARES

CLASS A
CLASS B
CLASS C

WHY YOU MIGHT PREFER EACH CLASS
Class A shares may be your best alternative if you prefer to pay an initial sales charge and have lower annual expenses, or if you qualify for any reduction or waiver of the initial sales charge. The amount of your investment that is applied to pay the initial sales charge will not be covered by the Financial Warranty Agreement.

You may prefer Class B shares if you do not want to pay an initial sales charge, or if you plan to hold your investment for at least six years. Class B shares are not recommended if you are investing $250,000 or more.

You may prefer Class C shares if you would rather pay higher annual expenses over time and you wish to pay a lower initial sales charge than for Class A shares or if you qualify for a waiver of the initial sales charge. The amount of your investment that is applied to pay the initial sales charge will not be covered by the Financial Warranty Agreement.

INITIAL SALES CHARGE
Up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.

None

1% of the offering price, which is waived for certain investors. At the time of purchase, your investment firm receives a commission from the distributor of up to 2%.

CONTINGENT DEFERRED SALES CHARGES
None, except in certain circumstances when the initial sales charge is waived.

Up to 4% is charged if you sell your shares. The charge is reduced over time and not charged after six years. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 4%.

A 1% charge if you sell your shares within one year of purchase.

DISTRIBUTION AND SERVICE FEES
Up to 0.25% of average daily net assets.

Up to 1% of average daily net assets.

Up to 1% of average daily net assets.

ANNUAL EXPENSES (INCLUDING DISTRIBUTION AND SERVICE FEES)
Lower than Class B or Class C.

Higher than Class A shares; Class B shares convert to Class A shares after eight years.

Higher than Class A shares; Class C shares do not convert to any other class of shares. You continue to pay higher annual expenses.

EXCHANGE PRIVILEGE
Class A shares of other Pioneer mutual funds.

Class B shares of other Pioneer mutual funds.

Class C shares of other Pioneer mutual funds.

BUYING, EXCHANGING AND SELLING SHARES


SALES CHARGES: CLASS A SHARES

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions.

INVESTMENTS OF $1 MILLION OR MORE
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

See "Qualifying for a reduced sales charge" for more information.

SALES CHARGES FOR CLASS A SHARES
                                                  SALES CHARGE AS % OF
                                              ------------------------
                               OFFERING NET AMOUNT
AMOUNT OF PURCHASE                               PRICE        INVESTED
----------------------------------------------------------------------
Less than $50,000                                 5.75            6.10
.......................................................................
$50,000 but less than $100,000                    4.50            4.71
.......................................................................
$100,000 but less than $250,000                   3.50            3.63
.......................................................................
$250,000 but less than $500,000                   2.50            2.56
.......................................................................
$500,000 but less than $1 million                 2.00            2.04
.......................................................................
$1 million or more                                 -0-             -0-
----------------------------------------------------------------------

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OFFERING PRICE
The net asset value per share plus any initial sales charge.
[end text box]

SALES CHARGES: CLASS B SHARES

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within six years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE
---------------------------------------------
ON SHARES SOLD                      AS A % OF
BEFORE THE              DOLLAR AMOUNT SUBJECT
END OF YEAR               TO THE SALES CHARGE
---------------------------------------------
1                                           4
..............................................
2                                           4
..............................................
3                                           3
..............................................
4                                           3
..............................................
5                                           2
..............................................
6                                           1
..............................................
7+                                        -0-
---------------------------------------------

CONVERSION TO CLASS A SHARES
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares at the beginning of the calendar month that is eight years after the date of purchase except that:
|X| Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid
|X| Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

[text box]
PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class B shares so that you pay the lowest possible CDSC. |X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X| You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
[end text box]

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CONTINGENT DEFERRED SALES CHARGE
A sales charge that may be deducted from your sale proceeds.
[end text box]

BUYING, EXCHANGING AND SELLING SHARES


SALES CHARGES: CLASS C SHARES

You buy Class C shares at the offering price, which includes an initial sales charge of 1% of the amount invested, unless you qualify to purchase shares at net asset value per share without paying an initial sales charge. If you sell your Class C shares within one year of purchase, you will also pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost (less any initial sales charge) of the shares you are selling, whichever is less.

[text box]
PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

Several rules apply for Class C shares so that you pay the lowest possible CDSC. |X| The CDSC is calculated on the current market value or the original cost
    (less any initial sales charge) of the shares you are selling, whichever is less
|X| You do not pay a CDSC on reinvested dividends or distributions
|X| In determining the amount of time since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you purchased most recently
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"
[end text box]

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CLASS C SALES CHARGES
You may pay a combination of initial and contingent deferred sales charges in connection with Class C shares.
[end text box]

QUALIFYING FOR A REDUCED SALES CHARGE

INITIAL CLASS A SALES CHARGE WAIVERS
You may purchase Class A shares at net asset value (without a sales charge) or with a reduced initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, contact the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
|X| Current or former trustees and officers of the fund;
|X| Current or former partners and employees of legal counsel to the fund;
|X| Current or former directors, officers, employees or sales representatives of
    Pioneer and its affiliates;
|X| Current or former directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser;
|X| Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor;
|X| Members of the immediate families of any of the persons above;
|X| Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
|X| Insurance company separate accounts; |X| Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
|X| Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
|X| In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
|X| Certain unit investment trusts;
|X| Employer-sponsored retirement plans with 100 or more eligible employees or at least $500,000 in total plan assets;
|X| Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
    (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to actively promote Pioneer mutual funds to program participants and (iv) the program provides for a matching contribution for each participant contribution;
|X| Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer.

BUYING, EXCHANGING AND SELLING SHARES


CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO:
Group plans if the sponsoring organization
|X| recommends purchases of Pioneer mutual funds to, |X| permits solicitation of, or
|X| facilitates purchases by
its employees, members or participants.

LETTER OF INTENT (CLASS A)
You can use a letter of intent to qualify for reduced sales charges in two situations:
|X| If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares prior to the end of the Offering Period
|X| If you include in your letter of intent the value -- at the current offering price -- of all of your Class A shares of the fund and all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the Offering Period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

INITIAL CLASS C SALES CHARGE WAIVERS
You may purchase Class C shares at net asset value without an initial sales charge as follows. If you believe you qualify for any of the waivers discussed below, you must let your broker-dealer know prior to purchasing shares. You will not be entitled to the waiver unless your broker-dealer notifies the distributor of your eligibility at the time of purchase. You may not resell these shares except to or on behalf of the fund.

CLASS C PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
|X| Any person purchasing Class C shares through a broker-dealer that has entered into an agreement with the distributor waiving the initial sales charge (reducing the commission payable to such broker-dealer at the time of sale from 2% to 1% of the amount invested). You should determine if your broker-dealer participates in the sale of Class C shares on this basis before purchasing Class C shares;
|X| Any shareowner who held Class C shares of a Pioneer fund on September 28,
    2001 directly or through an omnibus account with a broker-dealer;
|X| Any purchase of Class C shares by an employer-sponsored retirement plan described in Section 401, 403 or 457 of the Internal Revenue Code. With respect to Section 401 and 403 plans, the waiver will apply only to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA);
|X| In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A SHARES THAT ARE SUBJECT TO A CDSC
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has 1,000 or more eligible employees or at least $10 million in total plan assets.

CLASS A, CLASS B AND CLASS C SHARES
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
|X| The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
|X| You become disabled (within the meaning of Section 72 of the Internal
    Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
|X| The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
|X| The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and one of the following applies:
    - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
    - It is a required minimum distribution due to the attainment of age 70
      1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

BUYING, EXCHANGING AND SELLING SHARES


    - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held;
    - It is in the form of a loan to a participant in a plan that permits loans (each repayment will be subject to a CDSC as though a new purchase);
|X| The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is:
    - A return of excess employee deferrals or contributions;
    - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
    - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year;
    - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
|X| The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareowner's account;
|X| The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

ACCOUNT OPTIONS
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT
SHAREOWNER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

[text box: telephone icon]
BY PHONE
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFoneSM at any time.
[end text box]

BUYING, EXCHANGING AND SELLING SHARES


GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE
If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING
SHARES OF THE FUND MAY BE PURCHASED (INCLUDING THROUGH AN EXCHANGE) ONLY DURING THE OFFERING AND POST-GUARANTEE PERIODS. You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

MINIMUM INVESTMENT AMOUNTS
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

[text box]
RETIREMENT PLAN ACCOUNTS

During the Offering Period, you can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations, such as IRA transfers, IRA rollovers, qualified plan exchanges and other lump-sum transactions, including contributions to retirement plans. All purchases are prohibited during the Guarantee Period, including purchases for retirement plans where recurring contributions are made (for example, employer-sponsored programs where contributions are made on behalf of employees via salary deferral or other payroll deduction plans).

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
[end text box]

[text box: questionmark icon]
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
[end text box]

EXCHANGING
You may exchange your shares for shares of the same class of another Pioneer mutual fund. Exchanges may be made during the Offering, Guarantee and Post-Guarantee Periods. However, if you exchange shares of the fund during the Guarantee Period, your Guaranteed Amount will be reduced as described under "The Financial Warranty Agreement," above.

Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

CLASS B SHARE EXCHANGE PURCHASES. The fund does not permit the purchase of shares resulting from an exchange of Class B shares of another Pioneer mutual fund during the Offering Period and will only allow such exchange purchases during the Post-Guarantee Period.

SELLING
Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order, unless you sell your shares on the Maturity Date in which case they will be redeemed for the Guaranteed Amount per share. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Deferred sales charges are not covered in the Guaranteed Amount. REDEMPTIONS MADE FOR ANY REASON PRIOR TO THE MATURITY DATE WILL REDUCE YOUR GUARANTEED AMOUNT.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

[text box]
GOOD ORDER MEANS THAT:
|X| You have provided adequate instructions
|X| There are no outstanding claims against your account
|X| There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X| Your request includes a signature guarantee if you:
    - Are selling over $100,000 or exchanging over $500,000 worth of shares
    - Changed your account registration or address within the last 30 days
    - Instruct the transfer agent to mail the check to an address different from the one on your account
    - Want the check paid to someone other than the account owner(s)
    - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
[end text box]

[text box: capital icon]
You may have to pay income taxes on a sale or an exchange.
[end text box]

BUYING, EXCHANGING AND SELLING SHARES


BUYING SHARES
EXCHANGING SHARES

THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
|X| You established your bank account of record at least 30 days ago
|X| Your bank information has not changed for at least 30 days
|X| You are not purchasing more than $25,000 worth of shares per account per day |X| You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:
|X| You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X| The fund into which you are exchanging offers the same class of shares |X| You are not exchanging more than $500,000 worth of shares per account per day
|X| You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
|X| The name, social security number and signature of all registered owners
|X| A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
|X| The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
|X| The class of shares you are exchanging
|X| The dollar amount or number of shares you are exchanging

SELLING SHARES
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

[text box]
HOW TO CONTACT US

BY PHONE [telephone icon]
For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareowner services representative call 1-800-225-6292
To request a transaction using FactFoneSM call
1-800-225-4321
Telecommunications Device for the Deaf (TDD)
1-800-225-1997

BY MAIL [envelope icon]
Send your written instructions to:
PIONEER INVESTMENT MANAGEMENT
SHAREOWNER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014

BY FAX [fax icon]
Fax your exchange and sale requests to:
1-800-225-4240
[end text box]

[text box]
EXCHANGE PRIVILEGE
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."


[end text box]

BUYING, EXCHANGING AND SELLING SHARES


SHAREOWNER SERVICES

PIONEER WEBSITE
WWW.PIONEERFUNDS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
|X| Your current account information
|X| Prices, returns and yields of all publicly available Pioneer mutual funds |X| Prospectuses for all the Pioneer mutual funds
|X| A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FACTFONESM 1-800-225-4321 You can use FactFoneSM to:
|X| Obtain current information on your Pioneer mutual fund accounts
|X| Inquire about the prices and yields of all publicly available Pioneer mutual funds
|X| Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
|X| Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

TAX INFORMATION
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.

PRIVACY
The fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS You are required to obtain a signature guarantee when you are:
|X| Requesting certain types of exchanges or sales of fund shares
|X| Redeeming shares for which you hold a share certificate
|X| Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power and a signature guarantee.

OTHER POLICIES
The fund and the distributor reserve the right to:
|X| charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
|X| revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
|X| suspend the offering of shares during the Offering and Post-Guarantee
    Periods
|X| suspend transactions in shares when trading on the New York Stock
    Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities
|X| redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

[text box: magnifier icon]
You may make up to four exchange redemptions of $25,000
[end text box]

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS
All dividends and other distributions will be reinvested in additional shares of the fund, unless a shareholder elects to receive them in cash. The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES
For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and will generally be taxable to non-corporate shareholders at preferential rates. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The asset allocation process may increase turnover of the fund's assets, which may result in the realization of additional gains by the fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component.


While the tax character of a payment in respect of the Guaranteed Amount is not free from doubt, if it is necessary for Main Place to make a payment to the fund under the Financial Warranty Agreement, the fund intends to treat at least a portion of such payment as a capital gain to the fund. Such gain would be offset by otherwise allowable capital losses, if any. To the extent that the fund distributes such payment to its shareholders, a portion of such payment may constitute ordinary income to the shareholders, provided however, that if the trustees of the fund should elect to terminate the fund at the end of the Guarantee Period, it is anticipated that the shareholders receiving such payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the fund, and to the extent such payment exceeds such basis, as having capital gain.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 30% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareowners. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

[text box: capital icon]
Sales and exchanges may be taxable transactions to shareowners.
[end text box]

PIONEER
PROTECTED PRINCIPAL PLUS FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Investment Management Shareowner Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.pioneerfunds.com

You can also review the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21163)


















PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

                                                                   12443-00-1002

WWW.PIONEERFUNDS.COM                         (C) Pioneer Funds Distributor, Inc.

                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES


                                NOVEMBER 1, 2002

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, dated November 1, 2002, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: WWW.PIONEERFUNDS.COM.

                                TABLE OF CONTENTS
                                                                          PAGE


1.  Fund History...........................................................2
2.  Investment Policies, Risks and Restrictions............................2
3.  The Asset Allocation Process..........................................21
4.  Main Place Funding, LLC, Bank of America Corporation and
    Financial Warranty Agreement..........................................21
5.  Trustees and Officers.................................................26
6.  Investment Adviser....................................................35
7.  Principal Underwriter and Distribution Plans..........................38
8.  Shareholder Servicing/Transfer Agent..................................42
9.  Custodian.............................................................43
10. Independent Auditors..................................................43
11. Portfolio Transactions................................................43
12. Description of Shares.................................................44
13. Sales Charges.........................................................46
14. Redeeming Shares......................................................48
15. Telephone and Online Transactions.....................................49
16. Pricing of Shares.....................................................52
17. Tax Status............................................................53
18. Investment Results....................................................57
19. Financial Statements..................................................61
20. Annual Fee, Expense and Other Information.............................66
21. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings...............................................69
22. Appendix B - Performance Statistics...................................74
23. Appendix C - Other Pioneer Information................................79

1.           FUND HISTORY

The fund is a diversified open-end management investment company organized as a Delaware business trust on February 13, 2002. Prior to September 6, 2002, the fund's name was "Pioneer Principal Preservation Fund."

2.           INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The prospectus presents the investment objective and the principal and non-principal investment strategies and risks of the fund. During the Offering Period, the fund will invest its assets primarily in money market instruments and short-term debt securities. The investment objective of the fund during the Guarantee Period is to seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Guaranteed Amount. The fund seeks capital appreciation as a secondary objective. The investment objective of the fund during the Post-Guarantee Period will be long-term growth of capital. There can be no assurance that the fund will achieve its objective. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions to the extent permitted under the Financial Warranty Agreement, dated October 29, 2002 (the "Financial Warranty Agreement"), among the fund, Pioneer Investment Management, Inc. ("Pioneer") and Main Place Funding, LLC ("Main Place"), a subsidiary of Bank of America Corporation. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Under normal market conditions, during the Guarantee Period the fund's assets are allocated between an equity component, consisting primarily of common stocks, with an emphasis on stocks of U.S. companies, and a fixed income component, normally consisting primarily of U.S. government securities.

During the Guarantee and Post-Guarantee Periods, the fund may purchase securities or engage in investment techniques set forth in the following sections. The fund will not employ an asset allocation model during either the Offering Period or the Post-Guarantee Period.

ILLIQUID SECURITIES


The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer, the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories. The fund may invest in debt securities rated "C" or better.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurances can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of the U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

OTHER ELIGIBLE INVESTMENTS

For temporary defensive of cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; and (d) fixed income securities of corporate issuers. These securities may be denominated in any currency and, excluding the fund's permissible investments in below investment grade debt and convertible debt securities, will be rated, at the time of investment, Prime-1, Baa or better by Moody's Investors Service, Inc. ("Moody's"), or A-1, BBB or better by Standard & Poor's or determined by Pioneer to be of equivalent credit quality. During normal market conditions, the fund will only invest in the foregoing short-term investment for cash management purposes to an extent consistent with the fund's investment objective. When the fund adopts a defensive strategy due to adverse market, economic or other such conditions, the fund may not be able to achieve its investment objective.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, custodial, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the euro. The conversion to the euro was phased in over a three-year period. As of January 1, 2002, there are 15 participating countries, and 12 of these countries share the euro as a single currency and single official interest rate and are adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets. A participating country's withdrawal from the EMU could have a negative effect on the fund's non-U.S. investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISKS

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box. The fund may not engage in short sales, except short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. The fund's annual portfolio turnover rate may exceed 100%. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.       more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the fund may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the staff of the SEC, the fund's investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not prohibit the fund from investing in a group of industries (i.e., a sector) where the aggregate investment in the sector is greater than 25% of the fund's assets. The fund's policy does not apply to investments in U.S. government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

The fund may not:

(a) Purchase securities while borrowings are in excess of 5% of total assets.

(b) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3.       THE ASSET ALLOCATION PROCESS

In pursuing the fund's investment objective during the Guarantee Period, Pioneer allocates the fund's assets between equity and fixed income securities.

The prevailing level of interest rates and the volatility of the equity markets will significantly influence the initial allocation of fund assets between equity and fixed income securities. At the date of this statement of additional information interest rates remain at historically low levels and the equity markets continue to experience above normal volatility, both of which are factors that may result in the model allocating a high portion of the fund's assets to fixed income securities. Pioneer will monitor the allocation of the fund's assets on a daily basis.

The asset allocation process will also be affected by Pioneer's ability to manage the fund's equity securities. If the equity securities provide a return better than that assumed by the quantitative model, a smaller portion of the fund's assets would be allocated to the fixed income securities. On the other hand, if the total return of the equity securities is lower than projected by the model, a higher portion of the fund's assets would have to be allocated to fixed income securities, and the ability of the fund to participate in any subsequent upward movement in the equity market would be reduced.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility.

The terms of the Financial Warranty Agreement prescribe the manner in which the fund must be managed during the Guarantee Period. Accordingly, the Financial Warranty Agreement could limit the way that Pioneer manages the fund during the Guarantee Period in response to changing market conditions.

In allocating the fund's assets between equity and fixed income securities, Pioneer will rely upon a quantitative model. The model will establish both the initial allocation of the fund's assets and on a daily basis will reevaluate the fund's then-correct allocation. The objective of the model is to preserve the principal of the fund, primarily through allocations to the fixed income securities, while adjusting the allocation to the equity markets in light of both the objectives of preservation of principal and, secondarily, to maximizing the potential of capital gains through exposure to the equity markets. The model takes into account a number of factors, including, but not limited to:

o The market value of the fund's assets as compared to the aggregate amount guaranteed;

o The prevailing level of interest rates;

o Equity market volatility; and

o The length of time remaining until the maturity date of the guarantee.

The model may allocate between 0% to 100% of the fund's assets to equity securities. However, initially a significant portion of the fund's assets will be allocated to fixed income securities.


The basic terms of the quantitative model were determined prior to the fund entering into the Financial Warranty Agreement with Main Place. Main Place reviewed the quantitative model in determining whether it was prepared to offer the financial warranty to the fund and negotiated some modifications to manage Main Place's financial risk. Main Place has no right to require any modification to the quantitative model during the Offering Period or the Guarantee Period; however, Main Place may, pursuant to the terms of the Financial Warranty Agreement, modify the numerical value of one of the variables in the formula. Because the model impacts Main Place's financial exposure, Main Place has a right to approve any changes that the fund wishes to make to the model during the Offering Period or the Guarantee Period. Main Place has informational rights regarding the model's allocation and the fund's portfolio during the Guarantee Period, but these rights are intended merely to enable Main Place to monitor the fund's compliance with the Financial Warranty Agreement and Main Place's financial exposure.

MAIN PLACE AND FINANCIAL WARRANTY AGREEMENT

The fund has entered into a Financial Warranty Agreement with Main Place, a direct subsidiary of Bank of America, N.A. and an indirect subsidiary of Bank of America Corporation, to protect against the fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The fund and not the fund's shareholders is the holder of the financial warranty, but the arrangement will enable the fund, assuming that the fund complies with the conditions imposed under the Financial Warranty Agreement and that Main Place and Bank of America Corporation do not default on their obligations, to pay redemption proceeds on the Maturity Date in the amount discussed in the fund's prospectus. Main Place will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty Agreement), whether or not shareholders redeem their shares on the Maturity Date. The fund will pay Main Place a fee at an annual rate of 0.85% of the average daily net assets of the fund during the Guarantee Period for providing the financial warranty. The fund's Trustees and Pioneer may amend the Financial Warranty Agreement at any time without a vote of shareholders subject to the agreement of Main Place. The fund will not modify the Financial Warranty Agreement in a manner that increases the fee payable to Main Place or reduces Main Place's obligation to pay the Guaranteed Amount without shareholder approval. Main Place's obligations under the Financial Warranty Agreement are guaranteed by Bank of America Corporation. Bank of America Corporation's guarantee is not an obligation of, or guaranteed by, Bank of America, N.A. or any other bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Main Place and Bank of America Corporation have not participated in the organization of the fund and make no representation regarding the fund's shares or the advisability of investing the fund's shares and make no representation regarding and have not participated in the preparation of this statement of additional information, except for the financial statements included in Bank of America Corporation's and Main Place's Forms 10-K and 10-Q which have been incorporated by reference into this statement of additional information.

The Guaranteed Amount will be reduced by any Extraordinary Expenses (as defined in the fund's prospectus) incurred by the fund. In addition to Extraordinary Expenses, the Guaranteed Amount will be reduced to take into account redemptions or dividends and distributions in cash or other events discussed under "Financial Warranty Agreement" in the fund's prospectus and in the event that Pioneer is required to make a payment to Main Place under the Financial Warranty Agreement and fails to do so in a timely manner. Pioneer may be required to make such a payment if, Pioneer engages in any activity which constitutes gross negligence, recklessness, bad faith or willful misconduct ("Adviser Conduct") that results directly or indirectly in the net assets of the fund being less than the present value of the Guaranteed Amount (a "Shortfall") or an increase in an existing Shortfall. Pioneer is required to pay to Main Place the difference, if negative, between (a) the fund's actual net asset value and (b) the hypothetical net asset value of a hypothetical portfolio comprised of the actual portfolio assets of the fund as adjusted to eliminate the effect of the Adviser Conduct. Pioneer is also required to make such payment if it is required to invest all of the fund's assets in a defeasance portfolio and fails to do so in accordance with the terms of the Financial Warranty Agreement and such failure results in a Shortfall or increases an existing Shortfall.

Pursuant to the Financial Warranty Agreement, Main Place may require the fund to invest exclusively in a defeasance portfolio of U.S. government securities and other debt securities (as well as cash and cash equivalents) or to invest all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests and pay fund expenses) if any of the following events has occurred and have not been remedied (provided that any applicable cure periods have lapsed):

o The fund issues additional shares (other than upon reinvestment of dividends and distributions and transfers that do not result in an increase in the number of outstanding shares) during the Guarantee Period;

o The fund invests in securities that are not eligible investments for the fund;

o The fund fails to comply with the quantitative formula or the other restrictions on the fund's portfolio composition in the Financial Warranty Agreement;

o The fund or Pioneer fails to comply with its respective obligations under the Financial Warranty Agreement if such failure has an adverse effect upon its ability to perform its obligations under the Financial Warranty Agreement;

o Pioneer terminates or fails to comply with the Expense Limitation Agreement;

o The fund fails to pay the fee under the Financial Warranty Agreement;

o The fund elects to terminate the management contract with Pioneer, the management contract terminates in accordance with its terms (other than a termination immediately following which Pioneer and the fund enter into an investment management contract on the same terms) or Pioneer resigns as the fund's investment adviser and (i) any successor adviser that agrees to be bound by the terms of the Financial Warranty Agreement is not acceptable to Main Place, such acceptance not to be unreasonably withheld or (ii) Pioneer is no longer obligated to manage the fund pursuant to the management contract and a successor adviser acceptable to Main Place has not entered into an investment management agreement with the fund or (iii) the termination of the management contract is not yet effective but the Board of Trustees has indicated to Main Place, or taken any further action, to appoint a successor investment adviser notwithstanding the fact that Main Place has advised the Board of Trustees that such successor is not acceptable to Main Place;

o Pioneer does not, in all material respects, manage the assets of the fund in accordance with its investment objectives, policies and strategies as set forth in the fund's prospectus and this statement of additional information;

o The fund's maximum equity exposure is less than 0.05;

o Any representation or warranty made by Pioneer or the fund in the Financial Warranty Agreement is incorrect or misleading in any material respect; or

o Pioneer becomes insolvent or certain litigation or regulatory actions occur which have a material adverse effect upon Pioneer's ability to perform its obligations under the Financial Warranty Agreement.

In the following circumstances, Main Place has the right to terminate its obligations under the Financial Warranty Agreement, including its obligation to pay the fund any shortfall from the Guaranteed Amount on the Maturity Date:

o Prior to the Guarantee Period, if the fund has net assets of less than $70 million;

o If Pioneer resigns, the fund elects to terminate the management contract with Pioneer or the management contract terminates in accordance with its terms and a successor adviser (including Pioneer) is not elected prior to the date of such termination or the fund's Board of Trustees elects a successor adviser which either does not agree to become a party to the Financial Warranty Agreement in lieu of Pioneer or agrees to be bound by the terms of the Financial Warranty Agreement but the Trustees make such appointment without first consulting with Main Place and, subject to its fiduciary obligations and obligations under the Investment Company Act, considering the reputation of the successor adviser, its experience in managing large cap equity and fixed income portfolios, its size, its financial condition, its ability to manage the fund's portfolio in accordance with the Registration Statement and its ability to comply with Pioneer's obligations under the Financial Warranty Agreement;

o The fund terminates the custodian agreement with Brown Brothers Harriman & Co. and engages a successor custodian that does not agree to be bound by certain provisions of the Financial Warranty Agreement or the service agreement among Pioneer, the fund, the custodian and Main Place, or the fund amends the custodian agreement so that the custodian is no longer bound by such provisions, in each case without the prior consent of Main Place; or

o The Trustees liquidate the fund or merge or reorganize the fund into another entity or if the fund is involved in the sale of all or substantially all of its assets prior to the Maturity Date.

The Financial Warranty Agreement may be terminated by the fund at any time (A) upon the insolvency of Main Place, or (B) if the credit rating of Bank of America Corporation is suspended, withdrawn or downgraded below BBB+ by S&P or Baa1 by Moody's (or equivalent credit rating if different rating categories are used). In the event that the fund terminates the Financial Warranty Agreement, the fund is under no obligation to enter in a new financial warranty agreement with another provider. Shareholders may not be able to redeem their shares for the Guaranteed Amount as a result.

During the Guarantee Period, the fund has agreed, in addition to following the allocation between equity investments and fixed income securities specified by the quantitative formula, to comply with the following investment restrictions under the Financial Warranty Agreement:

o The fund will invest exclusively in eligible equity investments and eligible fixed income investments. Eligible equity investments means common stock, preferred stock, convertible debt securities, depositary receipts, rights and warrants of U.S. and foreign issuers. Eligible fixed-income investments means U.S. government securities, cash, cash equivalents and corporate bonds;

o The portion of the fund's assets allocated to the equity portfolio will not exceed the amount permitted to be so allocated under the asset allocation formula;

o Any cash and cash equivalents held by the fund during the Guarantee Period shall be considered allocated to the fixed-income portfolio to the extent that such investments constitute up to 5% of the fund's assets and any portion, if any, in excess of such 5% shall be considered allocated to the equity portfolio;

o Initially (and subject to modification in Main Place's discretion at any time), the portion of the fixed-income portfolio invested in U.S. Government securities, calculated as a percentage, shall be 100% (exclusive of any cash and cash equivalents);

o Initially (and subject to modification in the Main Place's discretion at any time), the portion of U.S. government securities included as part of the fixed-income portfolio that is invested in zero coupon U.S. government securities, calculated as a percentage, shall be 100%;

o The equity portfolio will be managed in a manner substantially similar to the manner in which the equity securities of the Pioneer Fund are managed at the time that the fund's registration statement is declared effective;

o No more than 5% of the equity portfolio will be invested in securities of a single issuer and no more than 25% of the equity portfolio will be invested in equity securities of issuers in the same industry;

o All cash equivalents and U.S. government securities shall mature no later than one month after the Maturity Date;

o All U.S. government securities shall mature no earlier than six months prior to the Maturity Date;

o The fixed-income portfolio (excluding cash and cash equivalents), in the aggregate, shall have a modified duration equal to the period from the date of determination to the Maturity Date plus or minus three months;

o The weighted average rating by S&P (determined at the time of acquisition) of any portion of the fixed-income portfolio allocated to corporate bonds, if any, shall be at least A+ (or equivalent credit rating if different rating categories are used); and

o To the extent that any portion of the fixed-income portfolio is allocated to corporate bonds, such investments shall be limited so that the corporate bonds of a single issuer do not represent more than 5% of the assets of the fund allocated to the fixed-income portfolio.

In addition to the circumstances described in the prospectus, the Guaranteed Amount will be reduced in the event of changes in accounting practices for the fund from those used at the commencement of the Guarantee Period, corporate actions or other events that otherwise would result in an increase in the Guaranteed Amount. In such cases, appropriate adjustments will be made by Main Place to the Guaranteed Amount or in the way it is calculated to the extent necessary to preserve the economic equivalent of the Financial Warranty Agreement.

The financial statements of Main Place for the fiscal year ended December 31, 2001 and for the quarterly period ended June 30, 2002 as contained in Main Place's Form 10-K and Form 10-Q, respectively, are incorporated herein by reference. The financial statements of Bank of America Corporation for the fiscal year ended December 31, 2001 and for the quarterly period ended June 30, 2002 as included in Bank of America Corporation's Form 10-K and Form 10-Q, respectively, are incorporated herein by reference. All financial statements included in quarterly reports on Form 10-Q subsequently filed by Main Place or Bank of America Corporation pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 prior to Main Place's or Bank of America Corporation's filing of its annual report on Form 10-K for the fiscal year ended December 31, 2002 shall be deemed incorporated by reference into the registration statement of which this statement of additional information is a part.

5.           TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
                                       TERM OF OFFICE
NAME, AGE AND       POSITION HELD      AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST   OTHER DIRECTORSHIPS HELD BY
ADDRESS             WITH THE FUND      SERVICE            FIVE YEARS                         THIS TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (76)*           Board, Trustee     October, 2001.     of Pioneer Global Asset            Company, Ltd.
                    and President      Serves until       Management S.p.A. ("PGAM");
                                       retirement or      Non-Executive Chairman and a
                                       removal.           Director of Pioneer Investment
                                                          Management USA Inc.
                                                          ("PIM-USA"); Chairman
                                                          and a Director of
                                                          Pioneer; President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Daniel T. Geraci    Trustee and        Trustee since      Director and CEO-US of PGAM        None
(45)**              Executive Vice     October, 2001.     since November 2001; Director,
                    President          Serves until       Chief Executive Officer and
                                       retirement or      President of PIM-USA since
                                       removal.           October 2001; Chairman and a
                                                          Director of Pioneer Investment
                                                          Management Shareholder Services,
                                                          Inc. ("PIMSS") since October
                                                          2001; President and a Director
                                                          of Pioneer, Pioneer Funds
                                                          Distributor, Inc. ("PFD")
                                                          (Chairman) and Pioneer
                                                          International Corporation since
                                                          October 2001; Executive Vice
                                                          President of all of the Pioneer
                                                          Funds since October 2001;
                                                          President of Fidelity Private
                                                          Wealth Management Group from
                                                          2000 through October 2001; and
                                                          Executive Vice
                                                          President--Distribution and
                                                          Marketing of Fidelity
                                                          Investments Institutional
                                                          Services and Fidelity
                                                          Investments Canada Ltd. prior to
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (54)        Trustee     Trustee since        President, Bush & Co.              Director and/or Trustee of
4201 CATHEDRAL AVENUE,               October, 2001.       (international financial           Brady Corporation
NW, WASHINGTON, DC                   Serves until         advisory firm)                     (industrial identification
20016                                retirement or                                           and specialty coated
                                     removal.                                                material products
                                                                                             manufacturer), Mastec Inc.
                                                                                             (communications and energy
                                                                                             infrastructure), Mortgage
                                                                                             Guaranty Insurance
                                                                                             Corporation, R.J. Reynolds
                                                                                             Tobacco Holdings, Inc.
                                                                                             (tobacco) and Student Loan
                                                                                             Marketing Association
                                                                                             (secondary marketing of
                                                                                             student loans)
------------------------ ----------- -------------------- ---------------------------------- -----------------------------
Richard H. Egdahl,       Trustee     Trustee since        Alexander Graham Bell Professor    None
M.D. (75)                            October, 2001.       of Health Care Entrepreneurship,
BOSTON UNIVERSITY                    Serves until         Boston University; Professor of
HEALTHCARE                           retirement or        Management, Boston University
ENTREPRENEURSHIP                     removal.             School of Management; Professor
PROGRAM, 53 BAY STATE                                     of Public Health, Boston
ROAD, BOSTON, MA 02215                                    University School of Public
                                                          Health; Professor of Surgery,
                                                          Boston University School of
                                                          Medicine; University Professor,
                                                          Boston University
------------------------ ----------- -------------------- ---------------------------------- -----------------------------
Margaret B.W. Graham     Trustee     Trustee since        Founding Director, The Winthrop    None
(55)                                 October, 2001.       Group, Inc. (consulting firm);
1001 SHERBROOKE STREET               Serves until         Professor of Management, Faculty
WEST, MONTREAL,                      retirement or        of Management, McGill University
QUEBEC, CANADA                       removal.
------------------------ ----------- -------------------- ---------------------------------- -----------------------------
Marguerite A. Piret      Trustee     Trustee since        President, Newbury, Piret &        Director, Organogenesis
(54)                                 October, 2001.       Company, Inc. (merchant banking    Inc. (tissue engineering
ONE BOSTON PLACE, 26TH               Serves until         firm)                              company)
FLOOR, BOSTON, MA 02108              retirement or
                                     removal.
------------------------ ----------- -------------------- ---------------------------------- -----------------------------

Stephen K. West (74)     Trustee     Trustee since        Of Counsel, Sullivan & Cromwell    Director, Dresdner RCM
125 BROAD STREET, NEW                October, 2001.       (law firm)                         Global Strategic Income
YORK, NY 10004                       Serves until                                            Fund, Inc. and The Swiss
                                     retirement or                                           Helvetia Fund, Inc.
                                     removal.                                                (closed-end investment
                                                                                             companies), AMVESCAP PLC
                                                                                             (investment managers) and
                                                                                             First ING Life Insurance
                                                                                             Company of New York
------------------------ ----------- -------------------- ---------------------------------- -----------------------------
John Winthrop (66)       Trustee     Trustee since        President, John Winthrop & Co.,    Director of NUI Corp.
ONE NORTH ADGERS                     October, 2001.       Inc. (private investment firm)     (energy sales, services and
WHARF, CHARLESTON, SC                Serves until                                            distribution)
29401                                retirement or
                                     removal.
--------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
--------------------------------------------------------------------------------------------------------------------------
Joseph P. Barri     Secretary          Since October,     Partner, Hale and Dorr LLP;        None
(56)                                   2001. Serves at    Secretary of all of the Pioneer
                                       the discretion     Funds
                                       of Board
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Dorothy E.          Assistant          Since October,     Secretary of PIM-USA; Senior       None
Bourassa (54)       Secretary          2001. Serves at    Vice President- Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000; Assistant
                                                          Secretary of all of the Pioneer
                                                          Funds since November
                                                          2000; Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000; Vice President
                                                          and Assistant General
                                                          Counsel, First Union
                                                          Corporation from
                                                          December 1996 through
                                                          March 1998
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Vincent Nave (57)   Treasurer          Since October,     Vice President-Fund Accounting     None
                                       2001. Serves at    and Custody Services of Pioneer
                                       the discretion     (Manager from September 1996 to
                                       of Board           February 1999); and Treasurer of
                                                          all of the Pioneer Funds
                                                          (Assistant Treasurer from June
                                                          1999 to November 2000)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Luis I. Presutti    Assistant          Since October,     Assistant Vice President-Fund      None
(37)                Treasurer          2001. Serves at    Accounting, Administration and
                                       the discretion     Custody Services of Pioneer
                                       of Board           (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Gary Sullivan (44)  Assistant          Since May, 2002.   Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer
                                       Board.             since 1997; and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since May 2002
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Alan Janson (31)    Assistant          Since July,        Manager, Valuation Risk and        None
                    Treasurer          2002. Serves at    Information Technology - Fund
                                       the discretion     Accounting, Administration and
                                       of Board.          Custody Services of Pioneer
                                                          since March 2002; and
                                                          Assistant Treasurer of
                                                          all of the Pioneer
                                                          Funds since July 2002.
                                                          Manager, Valuation
                                                          Risk and Performance
                                                          Reporting of Pioneer
                                                          from June 2000 to
                                                          February 2002; Member
                                                          of Pioneer Pricing
                                                          Group from 1996 to
                                                          2000 (promoted to
                                                          Manager in 1998)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

------------------------------------------------------- ------------------------- ----------------
                                                        INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                                         UNDERWRITER
------------------------------------------------------- ------------------------- ----------------
Pioneer America Income Trust                            Pioneer                   PFD
Pioneer Balanced Fund                                   Pioneer                   PFD
Pioneer Bond Fund                                       Pioneer                   PFD
Pioneer Cash Reserves Fund                              Pioneer                   PFD
Pioneer Core Equity Fund                                Pioneer                   PFD
Pioneer Emerging Growth Fund                            Pioneer                   PFD
Pioneer Emerging Markets Fund                           Pioneer                   PFD
Pioneer Equity Income Fund                              Pioneer                   PFD
Pioneer Europe Fund                                     Pioneer                   PFD
Pioneer Europe Select Fund                              Pioneer                   PFD
Pioneer Fund                                            Pioneer                   PFD
Pioneer Global High Yield Fund                          Pioneer                   PFD
Pioneer Global Value Fund                               Pioneer                   PFD
Pioneer Growth Shares                                   Pioneer                   PFD
Pioneer High Income Trust                               Pioneer                   Note 2
Pioneer High Yield Fund                                 Pioneer                   PFD
Pioneer Independence Fund                               Pioneer                   Note 1
Pioneer Interest Shares                                 Pioneer                   Note 2
Pioneer International Equity Fund                       Pioneer                   PFD
Pioneer International Value Fund                        Pioneer                   PFD
Pioneer Large Cap Growth Fund                           Pioneer                   PFD
Pioneer Large Cap Value Fund                            Pioneer                   PFD
Pioneer Market Neutral Fund                             Pioneer                   PFD
Pioneer Mid Cap Growth Fund                             Pioneer                   PFD
Pioneer Mid Cap Value Fund                              Pioneer                   PFD
Pioneer Protected Principal Plus Fund                   Pioneer                   PFD
Pioneer Real Estate Shares                              Pioneer                   PFD
Pioneer Science & Technology Fund                       Pioneer                   PFD
Pioneer Small Cap Value Fund                            Pioneer                   PFD
Pioneer Small Company Fund                              Pioneer                   PFD
Pioneer Strategic Income Fund                           Pioneer                   PFD
Pioneer Tax Free Income Fund                            Pioneer                   PFD
Pioneer Value Fund                                      Pioneer                   PFD
Pioneer Variable Contracts Trust                        Pioneer                   Note 3

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 17 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, which is composed of Ms.
Piret (chairperson), Mr. West and Mr. Winthrop; a Nominating Committee, which is composed of Ms. Bush and Dr. Egdahl; a Valuation Committee, which is composed of Ms. Bush, Ms. Piret and Mr. Winthrop; and an Independent Trustees Committee, which is composed of all the fund's Independent Trustees. Ms. Graham is chairperson of the Independent Trustees Committee.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and assess from time to time, as it deems necessary and appropriate:

    |X| brokerage and soft dollar arrangements of the fund,

    |X| the utilization of any line of credit, and

    |X| "as of" gain/loss activity of the fund;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.
o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
o prior to January 1, 2001, each fund, regardless of its assets, paid each Interested Trustee an annual fee of $500 (Pioneer reimburses the fund for these fees).
o as of January 1, 2001, each fund with assets greater than $50 million pays each Interested Trustee an annual fee of $500 and each fund with assets less than $50 million pays each Interested Trustee an annual fee of $200 (Pioneer reimburses the fund for these fees).
o each fund with assets greater than $250 million pays each Independent
  Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

SALES LOADS

The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2001, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD or any person in a control relationship to PFD. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer, PFD or any person that controls PFD. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o the fund
o an officer of the fund
o a related fund
o an officer of any related fund
o Pioneer
o PFD
o an officer of PFD
o any affiliate of Pioneer or PFD
o an officer of any such affiliate

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds exceeded $60,000 in each of 2000 and 2001.

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o Pioneer
o PFD
o UniCredito Italiano
o ny other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund
o any related fund
o Pioneer
o PFD
o any affiliated person of the fund
o UniCredito Italiano
o any other entity in a control relationship to the fund

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

o the investment performance of other Pioneer Funds with similar investment strategies;

o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

o the fund's investment policies and the restrictions imposed upon the Pioneer pursuant to the Financial Warranty Agreement;

o the fund's projected total operating expenses, including the cost of the Financial Warranty Agreement;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by Pioneer since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

SHARE OWNERSHIP. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

6.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; and (m) the fee and other payments under the Financial Warranty Agreement. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE


As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.70% of the fund's average daily net assets; provided, however, during the Offering Period the fund will pay Pioneer a fee at an annual rate of 0.25% of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly. See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years. If the fund is required pursuant to the terms of the Financial Warranty Agreement to invest solely in a defeasance portfolio, Pioneer's advisory fee will be reduced to 0.20% of the fund's average daily net assets.

ADMINISTRATION AGREEMENT

The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

EXPENSE LIMIT


Pioneer has agreed to limit the fund's expenses by waiving Pioneer's fees and/or reimbursing the fund for the fund's ordinary operating expenses so that the total expenses of the fund (other than Extraordinary Expenses as defined in the fund's prospectus) with respect to Class A shares do not exceed 2.10% per annum of average daily net assets attributable to Class A shares, with respect to Class B shares do not exceed 2.85% of average daily net assets attributable to Class B shares and with respect to Class C shares do not to exceed 2.85% of average daily net assets attributable to Class C shares. If a Permanent Defeasance Event (as such term is defined in the Financial Warranty Agreement, dated October 29, 2002 (the "Financial Warranty Agreement") among the fund, Pioneer and Main Place) shall have occurred, Pioneer has agreed to limit the fund's expenses by waiving Pioneer's fees and/or reimbursing the fund for the fund's ordinary operating expenses so that the total expenses of the fund (other than Extraordinary Expenses) with respect to Class A shares do not exceed 1.65% per annum of average daily net assets attributable to Class shares, with respect to Class B shares do not exceed 2.40% of average daily net assets attributable to Class B shares and with respect to Class C shares do not to exceed 2.40% of average daily net assets attributable to Class C shares. For purposes of this Agreement, the costs of acquisition of portfolio securities, including any brokerage commission, shall not be considered an expense of the fund. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund up to the expense limitation if the expense ratio for the Class of shares is less than the expense limitation for such Class. Each class will reimburse Pioneer no more than the amount by which that class' expenses were reduced. Any difference in the fee waiver and expenses limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. This agreement is contractual and may not be terminated or modified prior to the Maturity Date. Pioneer expects to continue its limitation of expenses and subsequent reimbursement from the fund unless the expense limit and reimbursement agreement with the fund is terminated pursuant to the terms of the expense limit and reimbursement agreement.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

7.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A and Class C shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

CLASS B PLAN. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

  o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

  o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

o issued prior to the date of any termination or modification;

o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

o as provided in the fund's prospectus or statement of additional information;
  or

o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

18.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $25.25 for each Class A, Class B and Class C shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

9.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

10.      INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, the fund's independent auditors, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

11.      PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

12.          DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund's Agreement and Declaration of Trust, dated as of October 2, 2001 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares, Class C shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

13.          SALES CHARGES

The fund continuously offers three classes of shares designated as Class A, Class B and Class C as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

The Guaranteed Amount includes the value of the initial amount invested (net of any initial sales charge) at the end of the Offering Period as well as any dividends or distributions reinvested during the Offering Period.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                    SALES CHARGE AS A % OF
                                    OFFERING     NET AMOUNT      DEALER
AMOUNT OF PURCHASE                  PRICE        INVESTED        REALLOWANCE

Less than $50,000                   5.75         6.10            5.00
$50,000 but less than $100,000      4.50         4.71            4.00
$100,000 but less than $250,000     3.50         3.63            3.00
$250,000 but less than $500,000     2.50         2.56            2.00
$500,000 but less than $1,000,000   2.00         2.04            1.75
$1,000,000 or more                  0.00         0.00            see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                            CDSC AS A % OF DOLLAR
 YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

 First                                               4.0
 Second                                              4.0
 Third                                               3.0
 Fourth                                              3.0
 Fifth                                               2.0
 Sixth                                               1.0
 Seventh and thereafter                              0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at the public offering price, which includes a sales charge of 1% of the amount invested. Class C shares redeemed within one year of purchase will also be subject to a CDSC of 1%.

                             SALES CHARGE AS A % OF
                             OFFERING          NET AMOUNT       DEALER
AMOUNT OF PURCHASE           PRICE*            INVESTED         REALLOWANCE

All amounts                  1.00              1.01             1.00

*If you established your Class C share account directly or through an omnibus account with a broker-dealer on or before September 28, 2001, your shares will not be subject to the 1% initial sales charge on exchanges or additional purchases of Class C shares. Your broker-dealer must inform PFD of your eligibility for a waiver at the time of sale.

The CDSC will be assessed on the amount equal to the lesser of the current market value or the original purchase cost (less any initial sales charge) of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares purchased through the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

The initial and contingent deferred sales charges are subject to waiver in certain circumstances as described in the prospectus. As of October 1, 2001, the following are broker-dealers that have entered into agreements with PFD to receive a reduced commission at the time of purchase and whose clients are entitled to a waiver of the initial sales charge:

Merrill Lynch Pierce Fenner & Smith
Mutual of Omaha Investor Services
Kirkpatrick Pettis Smith
Dain Rauscher Incorporated
Capital Financial Services
Securities America, Inc.
A. G. Edwards
Morgan Stanley Dean Witter
Stifel, Nicolaus & Co. Inc.

Shareholders who held Class C shares of a Pioneer fund on September 28, 2001 directly or through an omnibus account with a broker-dealer ("Grandfathered Shareholders") are only entitled to a waiver of the initial sales charge if their broker informs PFD at the time of purchase that the shares are being purchased for the account of a Grandfathered Shareholder. If you are a Grandfathered Shareholder you should notify your broker-dealer before purchasing Class C shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period. PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

14.          REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B SHARES) (OTHER THAN DURING THE GUARANTEE PERIOD)

If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
|X| You must send a written request to the transfer agent no more than six months after selling your shares and
|X| The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.


When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You will not be permitted to invest in shares of the fund during the Guarantee Period.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information. The distributor will not pay your investment firm a commission on any reinvested amount.

15.          TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES

If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on WWW.PIONEERFUNDS.COM

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS

You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONESM

FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PIMSS for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

o net asset value prices for all Pioneer mutual funds;

o annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

16.          PRICING OF SHARES

The fund offers its shares to the public during the Offering Period and the Post-Guarantee Period. The public offering price for a Class A, Class B and Class C share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial shares charge for Class A and Class C shares. A deferred shares charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. The fund's maximum offering price per Class C share is determined by adding the maximum sales charge to the net asset value per Class C share (Class C shares may be subject to a CDSC). Class B shares are offered at net asset value without the imposition of an initial sales charge (Class B shares may be subject to a CDSC).

17.          TAX STATUS

The fund will elect to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally will distribute any net short- and long-term capital gains in November. The fund generally will pay dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


While the tax character of a payment in respect of the Guaranteed Amount is not free from doubt, if it is necessary for Main Place to make a payment to the fund in connection with the Financial Warranty Agreement, the fund intends to treat at least a portion of such payment as a capital gain to the fund. Such gain would be offset by otherwise allowable capital losses, if any. To the extent that the fund distributes such payment to its shareholders, a portion of such payment may constitute ordinary income to the shareholders, provided however, that if the Trustees of the fund should elect to terminate the fund at the end of the Protected Period, it is anticipated that the shareholders receiving such payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the fund, and to the extent such payment exceeds such basis, as having capital gain.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A or Class C shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

18.          INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index; the Dow Jones Industrial Average; the Russell U.S. Equity Indexes or the Wilshire Total Market Value Index; or any other appropriate index.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectuses, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

Where:

         P   = a hypothetical initial payment of $1,000, less the
               maximum sales load of $57.50 for Class A shares or the maximum sales load of $10.00 for Class C shares or the deduction of the CDSC for Class B and Class C shares at the end of the period

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON
DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


         P(1+T)n = ATVD

         Where:

         P    = a hypothetical initial payment of $1,000

         T    = average annual total return (after taxes on distributions)

         n    = number of years

         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The taxes due on any distributions by the fund are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions) for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

Average annual total return quotations (after taxes on distributions and redemptions) are computed by finding the average annual compounded rate of return (after taxes on distributions and redemptions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


         P(1 + T)n = ATVDR

         Where:

         P     = a hypothetical initial payment of $1,000

         T     = average annual total return (after taxes on
                 distributions and redemption)

         n     = number of years

         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The taxes due on any distributions by the fund and redemptions are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent recharacterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions and redemptions) for each class of fund shares as of the most recently completed fiscal year.

19.          FINANCIAL STATEMENTS


Ernst & Young LLP, independent auditors, have audited the balance sheet at September 10, 2002, as set forth in their report dated September 11, 2002, except for Note 9, as to which the date is October 29, 2002. We have included the balance sheet in this statement of additional information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

PIONEER PROTECTED PRINCIPAL PLUS FUND
BALANCE SHEET
SEPTEMBER 10, 2002

ASSETS:
     Cash                                                         $100,000
                                                                  --------
         Total assets                                             $100,000
                                                                  --------

LIABILITIES:                                                      $      -
                                                                  --------
NET ASSETS:
         Total net assets (consisting of
         paid-in capital for 10,000 shares outstanding)           $100,000
                                                                  --------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized with no par value)
     Class A (based on $33,336/3,334 shares)                      $  10.00
                                                                  --------
     Class B (based on $33,332/3,333 shares)                      $  10.00
                                                                  --------
     Class C (based on $33,332/3,333 shares)                      $  10.00
                                                                  --------
MAXIMUM OFFERING PRICE
     Class A                                                      $  10.61
                                                                  --------
     Class C                                                      $  10.10
                                                                  --------

NOTES TO BALANCE SHEET
SEPTEMBER 10, 2002

1.  ORGANIZATION
Pioneer Protected Principal Plus Fund (the Fund), organized as a Delaware business trust on October 2, 2001, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. Since October 2, 2001, the Fund's activities have been limited to organizational matters with no operating activities. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The initial fund shares outstanding at September 10, 2002, are owned by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, has agreed to pay all organizational costs of the Fund.

The life of the Fund is divided into three phases: an Offering Period (which is expected to end on or about December 18, 2002), a Guarantee Period (from on or about December 20, 2002 to on or about December 21, 2009, (the "Maturity Date")) and a Post-Guarantee Period, which begins on or about December 22, 2009. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum annual compounded return on such amount (2.0% on Class A Shares and 1.25% on Class B and C Shares), less any extraordinary expenses and any amounts that PIM is obligated to pay under the Financial Warranty Agreement (see Note 5) and fails to do so in a timely manner. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital.

2.  ACCOUNTING POLICIES
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

3.  FUND SHARES
The Board of Trustees has authorized the issuance of three classes of shares, designated as Class A, Class B and Class C shares. Class A, Class B and Class C shares will be offered for sale to the public commencing on or after September 30, 2002. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shares are subject to differing initial and on-going sales charges. Class A, Class B and Class C shareowners have exclusive voting rights with respect to distribution plans for each class (See Note 7).

The Fund will record sales and repurchases of Fund shares as of trade date.

4.  MANAGEMENT AGREEMENT
The Fund pays PIM a fee for managing the Fund and to cover the cost of providing certain services to the Fund. PIM's annual fee during the Guarantee Period and the Post-Guarantee Period is equal to 0.70% of the Fund's average daily net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 5) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. During the Offering Period, PIM's annual fee will be equal to 0.25% of the Fund's average daily net assets, unless it is reduced as described above. The fee is normally computed daily and paid monthly.

PIM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to assume other operating expenses of the Fund to the extent necessary to limit fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. PIM may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if the expense ratio is less than the expense limitation.

5.  FINANCIAL WARRANTY AGREEMENT
The Fund plans to enter into a Financial Warranty Agreement (the "Financial Warranty") with Bank of America, N.A. to protect against the Fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The Fund, and not the Fund's shareowners, will be the holder of the Financial Warranty, which will enable the Fund, assuming that the Fund complies with the conditions imposed under the Financial Warranty, and that Bank of America, N.A. does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Bank of America, N.A. will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty), whether or not shareowners redeem their shares on the Maturity Date. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Warranty at any time without shareowner approval, subject to the agreement of Bank of America, N.A. The Fund will pay Bank of America, N.A. an annual fee equal to 0.85% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Warranty.

6.  TRANSFER AGENT
Pioneer Investment Management Shareowner Services, Inc., a wholly owned indirect subsidiary of UniCredito Italiano, will provide substantially all transfer agent and shareowner services to the Fund at negotiated rates.

7.  DISTRIBUTION PLANS
The Fund has adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan, respectively) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund will pay PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund will pay PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase will be subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%.

8.  FEDERAL INCOME TAXES
The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareowners.


9.  SUBSEQUENT EVENT
The Fund plans to enter into a Financial Warranty Agreement with Main Place Funding, LLC, a subsidiary of Bank of America, N.A. and a wholly owned indirect subsidiary of Bank of America Corporation. The Fund will pay Main Place Funding, LLC an annual fee equal to 0.85% of average daily net assets of the Fund. Main Place Funding, LLC's obligations under the Financial Warranty Agreement are guaranteed by Bank of America Corporation. This agreement was entered into by the Fund in lieu of the Financial Warranty with Bank of America, N.A. discussed in Note 5.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREOWNER AND THE BOARD OF TRUSTEES OF PIONEER PROTECTED PRINCIPAL PLUS FUND:

We have audited the accompanying balance sheet of Pioneer Protected Principal Plus Fund as of September 10, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund as of September 10, 2002, in conformity with accounting principles generally accepted in the United States.


                           /s/ Ernst & Young LLP
                           ERNST & YOUNG LLP



September 11, 2002,
except Note 9, as to which the date is
October 29, 2002

20.          ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

Not applicable.1

SHARE OWNERSHIP


As of October 30, 2002, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of October 30, 2002:

----------------------------------------------------------- ------------------- -------------- ----------------
RECORD HOLDER                                               SHARE CLASS         NUMBER OF      % OF CLASS
                                                                                SHARES
----------------------------------------------------------- ------------------- -------------- ----------------

Pioneer Funds Distributor, Inc.                             Class A             3,334          100%
60 State Street                                             Class B             3,333          100%
Boston, MA 02109                                            Class C             3,333          100%
----------------------------------------------------------- ------------------- -------------- ----------------

TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2001. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2001. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2001. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------ --------------------------- -------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                      SECURITIES IN THE FUND      COMPANIES IN THE PIONEER FAMILY OF FUNDS
------------------------------------ --------------------------- -------------------------------------------
INTERESTED TRUSTEES
------------------------------------ --------------------------- -------------------------------------------
John F. Cogan, Jr.                                         none                               over $100,000
------------------------------------ --------------------------- -------------------------------------------
Daniel T. Geraci                                           none                                        none
------------------------------------ --------------------------- -------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------ --------------------------- -------------------------------------------
Mary K. Bush                                               none                             $10,001-$50,000
------------------------------------ --------------------------- -------------------------------------------
Richard H. Egdahl, M.D.                                    none                             $10,001-$50,000
------------------------------------ --------------------------- -------------------------------------------
Margaret B.W. Graham                                       none                             $10,001-$50,000
------------------------------------ --------------------------- -------------------------------------------
Marguerite A. Piret                                        none                            $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
Stephen K. West                                            none                            $50,001-$100,000
------------------------------------ --------------------------- -------------------------------------------
John Winthrop                                              none                               over $100,000
------------------------------------ --------------------------- -------------------------------------------

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

---------------------------------- --------------------- ---------------------- ----------------------------
                                                         PENSION OR
                                                         RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                   AGGREGATE             ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
                                   COMPENSATION FROM     FUND EXPENSES          FUNDS***
NAME OF TRUSTEE                    FUND**
---------------------------------- --------------------- ---------------------- ----------------------------
INTERESTED TRUSTEES:
---------------------------------- --------------------- ---------------------- ----------------------------
John F. Cogan, Jr.*                             $500.00                  $0.00                   $18,000.00
---------------------------------- --------------------- ---------------------- ----------------------------
Daniel T. Geraci*                                500.00                   0.00                     4,500.00
---------------------------------- --------------------- ---------------------- ----------------------------
INDEPENDENT TRUSTEES:
---------------------------------- --------------------- ---------------------- ----------------------------
Mary K. Bush                                   1,000.00                   0.00                    91,250.00
---------------------------------- --------------------- ---------------------- ----------------------------
Richard H. Egdahl, M.D.                        1,000.00                   0.00                    91,250.00
---------------------------------- --------------------- ---------------------- ----------------------------
Margaret B.W. Graham                           1,000.00                   0.00                    99,750.00
---------------------------------- --------------------- ---------------------- ----------------------------
Marguerite A. Piret                            1,000.00                   0.00                   116,750.00
---------------------------------- --------------------- ---------------------- ----------------------------
Stephen K. West                                1,000.00                   0.00                   108,250.00
---------------------------------- --------------------- ---------------------- ----------------------------
John Winthrop                                  1,000.00                   0.00                   104,000.00
                                                   ----                   ----                   ----------
                                              $7,000.00                  $0.00                  $633,750.00
---------------------------------- --------------------- ---------------------- ----------------------------

        *       Under the management contract, Pioneer reimburses the fund for any interested Trustees fees paid by the fund.
        **      Estimated for the fiscal year ending February 28, 2003. There are 56 U.S. registered investment portfolios in the Pioneer
                Family of Funds.
        ***     For the calendar year ended December 31, 2001.


APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

Not applicable.1

FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT

Not applicable.1

CARRYOVER OF DISTRIBUTION EXPENSES

Not applicable.1

APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD (CLASS A SHARES)

Not applicable.1

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS A SHARES)

Not applicable.1

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS C SHARES)

Not applicable.1

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

Not applicable.1

CDSCS

Not applicable.1

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

Not applicable.1

CAPITAL LOSS CARRYFORWARDS AS OF FEBRUARY 28, 2002

Not applicable.1

AVERAGE ANNUAL TOTAL RETURNS (FEBRUARY 28, 2002)

Not applicable.1

1 As of the date of this statement of additional information, the fund has not yet completed a fiscal year.


21. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or Main Place's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an


--------[footnote]
1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.[end footnote]


exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

22.  APPENDIX B - PERFORMANCE STATISTICS

Not applicable.1

1 As of the date of this statement of additional information, the fund has not yet completed a fiscal year.


COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

STANDARD &POOR'S 500 INDEX. The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Prior to January 1978, the Consumer Price Index (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/Barra Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.

MERRILL LYNCH GLOBAL HIGH YIELD INDEX. The Merrill Lynch Global High Yield Index is a broad-based measure of the performance of the U.S. and non-U.S. non-investment grade bond markets.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") INDICES: These unmanaged indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world.

MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX. The MSCI EAFE Index is a widely recognized capitalization-weighted measure of 22 international stock markets.

MSCI EMERGING MARKETS FREE INDEX. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in emerging markets; it reflects only those securities available to foreign investors.

MSCI WORLD INDEX. The MSCI World Index is a widely recognized capitalization-weighted index of stocks traded in the United States and in the 22 countries represented in the MSCI EAFE Index.

MSCI ALL COUNTRY (AC) WORLD FREE EX USA INDEX. The MSCI AC World Free ex USA Index is a widely recognized capitalization-weighted index of stocks traded in securities markets outside of the U.S.

MSCI EUROPE INDEX. The MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE Index. These countries are: Austria, Belgium Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over-the-counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX. The Lehman Brothers
Government/Credit Bond Index is an unmanaged, composite index of the U.S. bond market. It contains all Treasury and government agency securities, investment grade corporate bonds and Yankee bonds.

LEHMAN BROTHERS GOVERNMENT BOND INDEX. The Lehman Brothers Government Bond
Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

LEHMAN BROTHERS MORTGAGE-BACKED INDEX. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).

LEHMAN BROTHERS MUNICIPAL BOND INDEX. The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years.

LEHMAN BROTHERS U.S. UNIVERSAL INDEX. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted.

RUSSELL U.S. EQUITY INDEXES:

RUSSELL 3000(R)INDEX. Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000(R) INDEX. Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX. Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL MIDCAP(R) INDEX. Measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

RUSSELL 3000(R) GROWTH INDEX. Measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

RUSSELL 3000(R) VALUE INDEX. Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

RUSSELL 1000(R) GROWTH INDEX. Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX. Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX. Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX. Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX. Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index.

RUSSELL MIDCAP(R) VALUE INDEX. Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and is rebalanced monthly. Returns are calculated on a buy and hold basis.

STANDARD & POOR'S MIDCAP 400 INDEX. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and industry group representation.

LIPPER INDEXES: These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

LIPPER GROWTH AND INCOME FUND INDEX. The Lipper Growth and Income Fund Index is a measure of the investment performance of mutual funds with a growth and income investment objective.

LIPPER GROWTH FUND INDEX. The Lipper Growth Fund Index is a measure of the investment performance of mutual funds with a growth investment objective.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

NASDAQ COMPOSITE INDEX. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies.

Sources: Dow Jones & Company, Inc., Ibbotson Associates, Morgan Stanley Capital International, NAREIT, Frank Russell Company, Wilshire Associates Incorporated, Towers Data Systems, Lipper, Inc. and PIM-USA

23.
     APPENDIX C - OTHER PIONEER INFORMATION


The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of June 30, 2002, Pioneer and its investment management affiliate, Pioneer Investment Management Limited, employed a professional investment staff of approximately 180.

Total assets of all Pioneer U.S. mutual funds at June 30, 2002, were approximately $20 billion representing 1,257,787 shareholder accounts, including 732,385 non-retirement accounts and 525,402 retirement accounts.

                           PART C - OTHER INFORMATION

Item 23.  Exhibits

       (a)(1)  Amended and Restated Agreement and Declaration of Trust.(3)
       (a)(2)  Certificate of Trust.(1)
       (a)(3)  Amended Certificate of Trust.(2)
       (b)     By-Laws.(1)
       (c)     None.
       (d)     Management Contract with Pioneer Investment Management, Inc.(3)
       (e)(1)  Underwriting Agreement with Pioneer Funds Distributor, Inc.(2)
       (e)(2)  Dealer Sales Agreement.(2)
       (f)     None.
       (g)(1)  Custodian Agreement with Brown Brothers Harriman & Co.(2)
       (g)(2)  Agreement among the Fund, Brown Brothers Harriman & Co.
               and Main Place Funding, LLC.(3)
       (h)(1)  Investment Company Service Agreement with Pioneer Investment
               Management Shareholder Services, Inc.(2)
       (h)(2)  Administration Agreement with Pioneer Investment Management, Inc.
               (formerly Pioneering Management Corporation).(2)
       (h)(3)  Expense Limit and Reimbursement Agreement.(3)
       (h)(4)  Financial Warranty Agreement among Main Place Funding,
               LLC, Pioneer Investment Management, Inc. and the Fund.(3)
       (h)(5)  Guarantee of Bank of America Corporation.(3)
       (i)     Opinion of Counsel.(2)
       (j)     Consents of Independent Public Auditors.(3)
       (k)     None.
       (l)     Share Purchase Agreement.(2)
       (m)(1)  Class A Distribution Plan.(2)
       (m)(2)  Class B Distribution Plan.(2)
       (m)(3)  Class C Distribution Plan.(2)
       (n)     Multiple Class Plan Pursuant to Rule 18f-3.(2)
       (o)     Code of Ethics.(3)
       N/A     Powers of Attorney.(1)

-------------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (File No. 333-96545) as filed with the Securities and Exchange Commission (the "SEC") on July 16, 2002 (Accession No. 0001016964-02-000162).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 2 to the the Registration Statement (File No. 333-96545) as filed with the Securities and Exchange Commission (the "SEC") on September 27, 2002 (Accession No. 0001016964-02-000172).

(3) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

      Except for the Agreement and Declaration of Trust, dated October 2, 2002 the "Declaration"), establishing the Fund as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

     Insofar as indemnification for liability arising under the Securities
Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109

Item 27.  Principal Underwriters

         (a) See "Management of the Fund" in the Statement of Additional Information.

         (b)      Directors and officers of Pioneer Funds Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

Daniel T. Geraci       Chairman, Director and       Executive Vice President and
                       President                    Trustee

Steven M. Graziano     Director and Executive Vice
                       President                    None

William F. O'Grady     Director and Executive
                       Vice President               None

Marcy L. Supovitz      Executive Vice President     None

Jennifer Brountas      Senior Vice President        None

Philip Haley           Senior Vice President        None

Barry Knight           Senior Vice President        None

William A. Misata      Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Marc Rappaport         Senior Vice President        None

Richard L. Sardelli    Senior Vice President        None

Jeffrey Saunders       Senior Vice President        None

Timothy J. Stegner     Senior Vice President        None

Kristine Swanson       Senior Vice President        None

Mark D. Goodwin        Treasurer                    None

Dorothy E. Bourassa    Clerk                        Assistant Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 30.  Undertakings

1. The Registrant hereby undertakes to promptly supplement the prospectus and mail notices to current shareholders of significant events related to the financial warranty or the guarantee during the Guarantee Period (as defined in the registration statement). These significant events would include
    (i) the termination of the Financial Warranty Agreement or Guarantee;
    (ii) a default under the Financial Warranty Agreement which has a material adverse effect on the shareholders' right to receive the Guaranteed Amount;
    (iii) the insolvency of Bank of America Corporation; or (iv) a reduction in the credit rating of Bank of America Corporation's long-term debt as issued by Standard & Poor's or Moody's Investors Service, Inc. to BBB+ or lower or Baa1 or lower, respectively.

2. For so long as the Registrant is required during the Guarantee Period to file post-effective amendments to its registration statement under the 1933 Act with respect to Pioneer Protected Principal Plus Fund, the Registrant hereby undertakes to update its registration statement to incorporate by reference the annual report on Form 10-K or include the audited financial statements covering the periods that would otherwise have been required by Form 10-K for each of (i) Bank of America Corporation and Main Place Funding, LLC, (ii) their successors to the Guarantee or Financial Warranty Agreement, respectively, or (iii) any entity which is replaced or substituted for Bank of America Corporation or Main Place Funding, LLC under a new guarantee or financial warranty agreement or the existing Guarantee or Financial Warranty Agreement. Further, the Registrant undertakes to include as an exhibit to its registration statement, the consent of the independent auditors of each of Bank of America Corporation and Main Place Funding, LLC (or such successors or substituted entities, as applicable) regarding such reports. Additionally, the Registrant hereby undertakes to annually update that portion of the Statement of Additional Information referring to incorporation by reference.

    If at any time during the Guaranteed Period during which the Registrant is required to file amendments to its registration statement under the Investment Company Act of 1940, as amended, but is not required to file amendments under the 1933 Act with respect to Pioneer Protected
    Principal Plus Fund, and if Bank of America Corporation or Main Place Funding, LLC (or such successors or substituted entities, as applicable) cease to file periodic reports pursuant to the Securities Exchange Act of 1934, the Registrant hereby undertakes to update its registration statement on an annual basis to include updated audited financial statements for Bank of America Corporation or Main Place Funding, LLC (or such successors or substituted entities) as applicable covering the periods that would otherwise have been required by Form 10-K. Further, the Registrant undertakes to include as an exhibit to its registration statement, the consent of the independent auditors of each of Bank of America Corporation and Main Place Funding, LLC (or such successors or substituted entities, as applicable) regarding such reports.

    In the event that an entity replaces or is substituted for Bank of America Corporation or Main Place Funding, LLC under a new guarantee or financial warranty agreement or the existing Guarantee or Financial Warranty Agreement, and provided that such successor or substituted entity files periodic reports pursuant to the Securities Exchange Act of 1934, the Registrant hereby undertakes in the year of the replacement or substitution to update its registration statement under the Investment Company Act of 1940 to incorporate by reference the annual report on Form 10-K or include the audited financial statements for the period which would otherwise have been required by Form 10-K of each of such successor or substituted entity. Further, the Registrant undertakes to include as an exhibit to its registration statement, the consent of the independent auditors of each such successor or substituted entity regarding such reports. In the event that such successor or substitute entity has not filed or ceases to file periodic reports pursuant to the Securities Exchange Act of 1934, the Registrant hereby undertakes to update its registration statement to include updated audited financial statements for each such successor or substituted entity covering the periods that otherwise would have been required by Form 10-K. Further, the Registrant undertakes to include as an exhibit to its registration statement, the consent of the independent auditors of each such successor or substituted entity regarding such reports.

3. The Registrant hereby undertakes to include in the Registrant's annual and semiannual report to shareholders an offer to supply the most recent quarterly report of each of Bank of America Corporation and Main Place Funding, LLC, or their successors to the Guarantee or Financial Warranty Agreement, respectively, free of charge and upon a shareholder's request during the Guarantee Period, as that term is defined in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 31st day of October, 2002.

                                  PIONEER PROTECTED PRINCIPAL PLUS FUND



                             By:  /s/ Dorothy E. Bourassa
                                  Dorothy E. Bourassa
                                  Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
Daniel T. Geraci*                                                 )
Daniel T. Geraci                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Dorothy E. Bourassa           Dated: October 31, 2002)
         Dorothy E. Bourassa
         Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit
Number  Document Title

(a)(1)  Amended and Restated Agreement and Declaration of Trust

(d)     Management Contract with Pioneer Investment Management, Inc.

(g)(2)  Agreement among the Fund, Brown Brothers Harriman & Co.
        and Main Place Funding, LLC

(h)(3)  Expense Limit and Reimbursement Agreement

(h)(4)  Financial Warranty Agreement among Main Place Funding,
        LLC, Pioneer Investment Management, Inc. and the Fund

(h)(5)  Guarantee of Bank of America Corporation

(j)     Consents of Independent Auditors

(o)     Code of Ethics